UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  July 14,  2006

                              SIMPLAGENE USA, INC.
               (Exact Name of Registrant as Specified in Charter)

            NEVADA                  333-100110                   01-0741042
      (State  or  Other            (Commission                 (IRS Employer
Jurisdiction  of Incorporation)    File Number)              Identification No.)

            500 BI-COUNTY BOULEVARD, SUITE 400, FARMINGDALE, NY 11735
               (Address of Principal Executive Offices (Zip Code)

                                 (631) 694-1111
              (Registrant's telephone number, including area code)

                11900 WAYZATA BLVD., SUITE 100, HOPKINS, MN 55305
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))

ITEM  1.01.     ENTRY  IN  A  MATERIAL  DEFINITIVE  AGREEMENT.

     Reference is made to Item 2.01 for a description of the Merger Agreement, the Stock Purchase Agreement, the Escrow Agreement and the Registration Rights Agreement, all entered into on July 14, 2006 and related to the reverse acquisition of SimplaGene USA, Inc. (the "Registrant").

     Reference is made to Item 3.02 for a description of the Subscription Agreement, Convertible Debentures, Warrants, Registration Rights Agreement and Security Agreement, all entered into on July 14, 2006 and related to a private placement of securities of the Registrant.

ITEM  2.01.     COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Pursuant to an Agreement and Plan of Reorganization, dated July 14, 2006 (the "Merger Agreement"), among the Registrant, SMPG Merco Co., Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Merco"), New Colorado Prime Holdings, Inc., a privately owned Delaware corporation ("NCPH"), and Craig Laughlin ("Laughlin"), on July 14, 2006 (the "Closing Date"), the Registrant acquired, through a merger (the "Merger") of Merco with and into NCPH, all of the issued and outstanding capital stock, of NCPH (the "NCPH Capital Stock"). In exchange for all of the NCPH Capital Stock, and taking account of the stock purchase with Laughlin described below, the former NCPH shareholders and NCPH's financial advisor have acquired approximately 93.5% of the issued and outstanding shares of common stock, par value $0.001 per share (the "SMPG Capital Stock"), of the Registrant. This transaction may be deemed to have resulted in a change in control of Laughlin to the former shareholders of NCPH. In connection with the change of control, Paul A. Roman, Chairman of the Board and Chief Executive Officer of NCPH, became Chairman of the Board and Chief Executive Officer of the Registrant, Thomas McNeill, Vice President, Chief Financial Officer and a director of the NCPH, became Vice President, Chief Financial Officer and a director of the Registrant, and Richard Gray, a director of NCPH, became a director of the Registrant. Laughlin, formerly the sole officer and director of the Registrant, resigned from these positions at the time the transaction was consummated. Laughlin was the majority stockholder of the Registrant immediately prior to the Closing Date.

     On the Closing Date, NCPH and Laughlin entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which Laughlin sold 999,300 shares of SMPG Common Stock to NCPH in consideration of a cash payment of $449,042. On the Closing Date, NCPH surrendered the shares to the Registrant for cancellation. Accordingly, on the Closing Date, the Registrant issued 25,799,141 shares of the SMPG Common Stock in exchange for all of the issued and outstanding securities of NCPH. In addition, an additional 2,250,000 shares of SMPG Common Stock were issued to Crusader Securities, LLC, NCPH's financial advisor. Immediately after closing, the Registrant had 50,000,000 shares of SMPG Common Stock authorized and approximately 30,000,000 shares of the SMPG Common Stock issued and outstanding. Immediately following the closing, the former shareholders of the Registrant held 1,950,700, or 6.5%, of the issued and outstanding SMPG Common Stock.

     Pursuant to the Merger Agreement, Laughlin agreed to indemnify and hold harmless after the Closing Date, up to a maximum amount of $160,000, NCPH and the Registrant from and against any and all losses that result from inaccuracies or breach or non-performance of the representations, warranties, covenants or agreements made by the Registrant, Merco and/or Laughlin in or pursuant to the Merger Agreement. Pursuant to the Merger Agreement and an Escrow Agreement, dated as of the Closing Date, among the Registrant, NCPH, Laughlin and an escrow agent (the "Escrow Agreement"), Laughlin placed in escrow for the benefit of NCPH and the Registrant after the Closing date, 900,000 shares of SMPG Common Stock, representing all of the remaining shares of SMPG Common Stock owned by him, as collateral for the payment of any indemnification obligation on the part of Laughlin arising under the Merger Agreement. In further consideration of the transaction contemplated by the Stock Purchase Agreement, on the Closing Date, the Registrant and Laughlin entered into a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which the Registrant granted to Laughlin certain "piggy-back" registration rights with respect to the shares of SMPG Common Stock owned by him.

     The foregoing descriptions of the Merger Agreement, the Stock Purchase Agreement, the Escrow Agreement and the Registration Rights Agreement and the transactions contemplated thereby are subject to the more detailed provisions set forth in each of the agreements, which are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and which are incorporated herein by reference.

     Information in response to this Item 2.01 below is keyed to the Item numbers of Form 10-SB.

                                    PART I.

ITEM  1.          DESCRIPTION  OF  BUSINESS.

OVERVIEW

Prior to the Merger, the Registrant was a public "shell" company with nominal assets whose sole business had been to identify, evaluate and investigate various companies with the intent that, if such investigation warranted, a reverse acquisition transaction be negotiated and completed pursuant to which the Registrant would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity. In 2004, prior to becoming a shell company, the Registrant discontinued its operations which related to the marketing of hepatitis B virus genetic data.

A summary of the business of NCPH is described in below. As used herein, unless the context otherwise requires, "NCPH" refers to the Delaware company having the legal name, "New Colorado Prime Holding, Inc." and its subsidiaries and the "Company" (and "we", "our" and similar expressions) refer to the business of NCPH and its subsidiaries before the Merger and the Registrant after the Merger, as applicable, and the "Registrant" refers to SimplaGene USA, Inc.

GENERAL

     NCPH has been recognized as a leader in the Home Meal Replacement market for consumers nationwide. We are a leading multi-channel direct to consumer retailer of branded, prepared, premium quality frozen proteins (such as beef, chicken, pork and fish), meals, soups, appetizers and deserts. We market through multiple channels, including direct mail, catalog, print, public relations, e-retailing and through our inbound, outbound call center.

     NCPH is a Delaware corporation established in 2001. The Company owns 100% of Colorado Prime Corporation, a company originally established in 1959 to provide in-home "restaurant quality" beef shopping services throughout the United States. Prior to its reorganization in 2003, NCPH had a direct sales
force  in  approximately  33  states  with  55  offices.    Due  to  a  rapid
over-expansion of the core business and other non-core business activities, the Company experienced financial difficulties leading to a strategic reorganization in 2003. To generate cash to fund its operations and to repay its then principal lenders, the Company sold its accounts receivable at a significant discount. In addition, the Company restructured its operations and closed down its direct to consumer sales and telemarketing operations which included closing all offices outside of its corporate office, and all distribution routes. The Company terminated approximately 930 employees nationally. These actions allowed the Company to satisfy all its outstanding obligations under its then-existing credit facility.

     Under its new business model, the Company no longer participates in the collection of its accounts receivable, a function that remains outsourced to Shoppers Charge Accounts Co., a division of TD Banknorth. In addition the Company can receive customer payments by use of any major credit card. Over the last two years, the Company has (i) returned to its core competency of providing a quality, value-added product, (ii) restructured its operating business to improve cash flow by emphasizing expense control, eliminating overhead, closing offices, and exiting non-core businesses, and (iii) re-established and expanded its marketing channels.

     To capitalize on changing consumer lifestyles and trends, the Company recognized a market opportunity to reposition its business through a prepared meals product offering that would satisfy the increasing demands of a time constrained population. As a result, during 2005 the DineWise brand was created to serve this market by attracting new customers through multi-channel media which includes catalogues, e-commerce and strategic alliances, as well as existing customer referrals. DineWise is a direct-to-consumer gourmet home meal replacement provider. DineWise targets lifestyle profiles, i.e. busy moms, singles, retirees, seniors, and working couples, as well as health profiles including diabetic, heart smart, low carbohydrate, low calorie, and weight loss. The Company has positioned its DineWise brand as the solution for time-constrained but discerning consumers focused on satisfying every member of the family by offering a broad array of the highest quality meal planning, delivery, and preparation services. Products are customized meal solutions, delivered fresh-frozen directly to the home. Using the efficiency, exposure and reach of the Internet and other direct marketing channels, DineWise capitalizes on consumers' emerging need for convenient, simple, customized solutions for home meal planning and preparation that satisfies the consumers' health and lifestyle needs in three (3) market segments:

- HOME MEAL REPLACEMENT ("HMR"), which includes ready-to-eat, ready-to-heat, or ready-to-assemble hot or cold meals or entrees.

- DIRECT-TO-CONSUMER ("DTC") FOODS, which includes all direct-mail catalogs and online shopping.

- DTC DIET AND HEALTH COMPLIANT FOODS MARKET, which includes branded product programs and branded compliant products.

     The Company has identified the diet market as an opportunity to mirror its premium frozen prepared meals and its meal planning services. Trained nutritional consultants are available to answer questions, custom design, and recommend a meal plan to help each customer achieve their individualized or family taste preferences. Our website, www.dinewise.com, provides customers the
                                        ----------------
flexibility of ordering products 24 hours a day, seven days a week. Customers can either choose from our gourmet prepared food meals in pre-set packages ranging from $199 - $499, or customize their orders to their own particular preferences. We ship orders directly to our customers in 48 states through our contracted third-party fulfillment providers.

     We are also a direct marketer of gourmet prime cut proteins such as filet mignon, rack of lamb, rib roast, chicken cordon bleu, jumbo shrimp, tuna steaks and lobster tails. Our products are flash frozen in waste free, safe, and portion controlled packaging. We also offer hors d'oeuvres, desserts and other complimentary items, such as our "kitchen indispensable" housewares line. We have grown our offerings from just beef to an assortment of approximately 125 prime cut proteins, 225 assorted vegetables, soups, appetizers, desserts and other meals accents. In addition, with our new branded proprietary DineWise product line, we have expanded our offerings to include approximately 100 gourmet prepared meals and meal compliments, with approximately 2,000 various meal combinations.

PRODUCTS

     Our assortment of approximately 125 prime cut proteins such as filet mignon, rack of lamb, rib roast, chicken cordon bleu, jumbo shrimp, tuna steaks and lobster tails, and 225 assortments of vegetables, soups, appetizers, desserts and other meals accents is complimented by our new branded proprietary DineWise product line that offers approximately 100 gourmet prepared meals and meal compliments, with approximately 2,000 meal combinations. With our unique Mix & Match customized meal builder software, DineWise provides its customers more choice than other online food sites in our marketing space. DineWise products include:

PREPARED  MEALS

CHEF  SELECTIONS

          Chef Dana McCauley was engaged to craft a selection of complete meals, ensuring that each entre is perfectly balanced for peak flavor. Examples include:

          -  Herbed  Salmon  w/Butternut  Squash  &  Broccoli  &  Red  Peppers
          -  Beef  Top  Blade  w/Roasted  Potatoes  &  Asparagus
          -  Rack  of  Lamb  w/Red  Skin  Mashed  Potatoes & Snap Peas & Carrots
          -  Stuffed  Cajun  Pork  Chop w/Apple Pecan Stuffing & Baby  Carrots

EXPRESS  MEALS

          Chef-prepared Express Meals are complete meals individually packaged in microwave containers. The traditional "comfort food" menu is children-friendly and they have been very popular as office lunches.

MINUTE  PASTA

          Minute Pastas have the sauce baked into the fiber of each individual piece of pasta.

FAMILY  STYLE

          The chef-prepared entr es, sides, and vegetables are available in convenient, single serving quantities of four. These same entr es, sides, and vegetables are available as Mix & Match/ a la carte offerings.

MEAL  ACCENTS

          APPETIZERS/  SOUPS
          Such  as:
          -  Mini  Chicken  Wellingtons
          -  Spanikopita
          -  Crab  Cakes,  Maryland  Style
          -  Cream  of  Asparagus  with  Lobster

          GOURMET  DESSERTS
          Such  as:
          -  Chocolate  Truffle  Lava  Cake
          -  Single  Serving  Margarita  Cheesecake

MEAL  SOLUTIONS

          MEAL  PLANS
          $199  Combo  Plan  -  21  Meals
          $199  Mix-n-Match  Plan  -  16  Meals
          $299  Value  Plan  -  38  Meals
          $299  Favorites  Plan  -  32  Meals
          $299  Gourmet  Plan  -  24  Meals
          $399  Value  Plan  -  52  Meals
          $399  Favorites  Plan  -  44  Meals
          $399  Gourmet  Plan  -  32  Meals
          $499  Combo  Plan  -  60  Meals
          $499  Mix-n-Match  Plan  -  52  Meals

NUTRITIONAL  FOODS

          DIET  MIX & MATCH
          The Company offers foods that meet the qualifications for diabetic and other nutrient specific needs such as low fat, low carb, or low calorie. These items are available on an ala carte basis.

          DIET  FRIENDLY
          Using the same offerings as the Diet Mix & Match offer, DineWise also offers meal plans based on 1,300-1,500, 1,600-1,900, and 2,000-2,300 Calories. Qualitative information/links include daily nutritional needs calculators as well as access to a registered dietician consultation.

          HOUSEWARES     KITCHEN  INDISPENSABLES
          The Company offers their "kitchen indispensables", a high-end (SRP) complimentary houseware line. The Company used a model similar to the Hammacher Schlemmer Institute in which a group of trend-setting consumer peers have chosen the most innovative housewares centered on convenience and food preparation. The housewares category affords DineWise the opportunity to expand its online advertising and to create more web traffic to its site.

          FREEZERS
          To facilitate product purchasing, the Company offers freezers in three sizes: five cubic feet (5 ft3), fourteen cubic feet (14 ft3), or twenty one cubic feet (21 ft3) through its national service relationship with Sears.

          GIFTS  &  GIFT  CERTIFICATES
          Gift certificates or any of the above items can be sent as gifts for weddings, bridal showers, baby showers, new parents, corporate occasions, newlyweds, single moms/dads, or to college students.


PRODUCT  DEVELOPMENT

     In addition to an advisory board consisting of two executive chefs, a nutritionist and a registered dietician, DineWise leverages the expertise of leading third party food developers with proven commercial success. These relationships support the ongoing development of nutritionally correct products that meet the ongoing dieting and healthy eating needs of the consumer, as well as high quality gourmet and fine dining products. Areas of future product development include organic and ethnic food offerings. All of our foods are evaluated for nutrition and compliance with our programs, using taste test panels. We continually evaluate the latest technologies in microwave packaging and the improvements in taste and preparation are constantly being monitored. Further, we engage consulting firms and work directly with packaging vendors to evaluate and test the latest developments. We are working with the latest functional food and ingredients that replace fat, salt and improve the nutritional value of our food and are evaluating a wide range of new products world-wide for import, private label or exclusive distribution.

DISTRIBUTION  METHODS

     Consumers can place orders twenty four (24) hours a day, seven (7) days a week, via a toll-free call or the Internet, and charge their orders to any major credit card, or with a Company-offered credit program. The Company's outsourced supply and fulfillment vendors ship directly to the consumer's home (or other designated shipping address) within 48 states from their state-of-the-art fulfillment centers. Coolers are shipped with dry ice to insure that contents arrive frozen at the customer's convenience, and provide attractive, branded, private label express delivery to the consumer's home within two-to-three days of placing their order.

GROWTH  STRATEGY

     Our strategy for DineWise is to become the leading direct-to-consumer provider of upscale home meal replacement solutions by delivering superior customer satisfaction in terms of taste, nutritional content, variety and convenience, while significantly reducing customer acquisition costs and generating attractive profit margins. Initiatives to accomplish this objective center on the Company's core competencies of customer shopping convenience, meal planning, sourcing gourmet food products, home delivery of perishables foods, and high reorder customer satisfaction trends. Further, the Company intends to expedite this organic growth through potential acquisitions of companies with strategic products, distribution channels, internet reach, or prepared product manufacturers.
     Using the efficiency, exposure and reach of the Internet and other proven direct marketing channels, the Company will strive to capitalize on consumers' growing need for convenient, customized solutions that satisfies their health and lifestyle needs in three market segments:

- HOME MEAL REPLACEMENT ("HMR"), which includes ready-to-eat, ready-to-heat, or ready-to-assemble hot or cold meals or entrees.

- DIRECT-TO-CONSUMER ("DTC") FOODS, which includes all direct-mail catalogs and online shopping.

- DTC DIET AND HEALTH COMPLIANT FOODS MARKET, which includes branded product programs and branded compliant products, sold through various channels of distribution.

     To address the growth opportunities in these three market segments, the Company has positioned its brand, DineWise , as the solution for time-constrained but discerning consumers focused on satisfying every member of the family by offering a broad array of the highest quality prepared meals, along with value added services like meal planning, one stop shopping and preparation services, as well as nutritional consultation. Products are customized meal solutions, delivered fresh-frozen directly to the home. Along with the tag line of "rethink meals", DineWise communicates the Company's broad offering and brand positioning, and speaks to the markets the Company has targeted.

     The future growth of DineWise is expected to be generated from more effective customer acquisition, retention, and use of prospect databases. The Company expects to generate new revenue streams by providing several channels to purchase products without a large purchase commitment. The Company's marketing objective is to appreciably increase its user base, while significantly reducing customer acquisition costs generating attractive profit margins.

     The Company has identified a gap in the diet market and believes premium, fully prepared, fresh frozen foods will be a competitive advantage. Trained nutritional consultants are available to answer questions, custom design, and recommend a meal plan to help each customer achieve their individualized or family taste preferences. We expect to launch a weight management system in the first half of 2007. The DineWise Diet Plan will be based on portion-controlled, premium prepared frozen meals. Our plan will consist of complete prepared meals and prepared a la carte portions that are designed to be low calorie, low fat, contain complex carbohydrates and low sodium. The customer will be able to choose one of our pre-set food packages or customize their monthly order. To promote our brand, we expect to market our weight management system through multiple media channels, which may include television, print, direct mail, internet and public relations.

     Other areas of growth may include gifting, both personal and business to business, corporate wellness plans and expanded product lines to include organic, vegetarian, ethnic, kids, babies, party plans and seniors market with a value priced variety of monthly plans.

MARKETS

     U.S. consumers spend $1 trillion per year on food consumption (according to the U.S. Bureau of Statistics) and are increasingly seeking fresh, quick, convenient and healthy ways to prepare meals at home as a result of heightened concern over personal wellness. Providers of fresh prepared foods (from supermarkets and restaurants) respond to this need by providing nutritious products that require reduced meal preparation time. A study by the NPD Group, a provider of global sales and marketing data, found that 70% of consumers do not plan dinner until dinnertime, causing more people to choose convenient meal solutions. Our long-term product development and marketing plans are based on our thesis that over time individuals are becoming more aware of the negative health and financial consequences of being overweight and, therefore, will focus not only on weight loss but also on healthy weight maintenance.

     The Company has a multi-channel reach with few demographic restrictions, currently marketing in 48 contiguous U.S. states.

     Currently, DineWise targets the high end of the HMR / DTC food market. This "mass affluent" group includes twenty three million households with incomes of $75,000 or more. Fast food chains serve the "mass-market" segment of HMR, e.g., Subway.

     The  Company's  primary  targets are (i) dual income families with children
(ii) professional females, (iii) time-starved couples and individuals who appreciate fine cuisine, and (iv) those seeking quick, easy, quality foods and prepared meals. DineWise also targets niche markets such as (i) diabetics and their families, (ii) health conscious, and (iii) branded diet followers. A secondary target is gifting-both personal and corporate which is a natural extension of the Company's focus.

     Targeted consumers represent a proven market for home meal replacement and direct-to-consumer marketing as they (i) value convenience and variety, (ii) are concerned with portion size, (iii) have a high interest in caloric and nutritional content, (iv) and represent a significant portion of the population with the purchasing power to provide a strong volume base for DineWise . These targeted groups, which includes single urban professionals, empty nesters, and caregivers to the elderly, can readily access DineWise products through convenient online or offline access.

SALES  &  MARKETING

     2005 was focused on investing in the DineWise brand and beta testing, while 2006 is about refining the brand, products, and customer base creation and retention. The Company has initial plans to partner with circulation and content rich partners on a variable cost basis, helping control expenses. Along with this business development relationship or "storefront", the Company has additionally initiated both on and offline traditional media and promotional strategies.

- ONLINE ADVERTISING - The Company's online advertising strategy includes the use of keyword search terms, email newsletters and target emails primarily to its own or partners' email database. The Company also places online banner advertising through affiliate programs that compensate advertisers on a cost-per-customer acquired basis.

- OFFLINE ADVERTISING - Offline advertising is used to encourage qualified customers to either call a certified nutritionist or access the Company's website increasing online or telephone availability awareness. The Company expects to reach its target audience through a combination of direct response television, home shopping, print and catalog requests, as well as "ride along" supplemental advertising.

     Our in-house call centers enable us to retain greater control of the quality, timeliness and cost of fulfilling product orders over other marketers who outsource fulfillment services to unrelated contractors. Through our toll-free numbers, customers place orders, request catalogs or make merchandise and order inquiries. Customers generally have access to real-time product availability information and are able to select a desired receipt date at the time of order. Our experienced customer service representatives are an integral part of our business. We hire, train and retain customer-friendly customer service agents to answer telephone and email inquiries, to offer online customer service and to provide prompt attention and helpful information in response to our customers' inquiries. Our representatives are knowledgeable about our products and are encouraged to upsell with their sales skills.

     We have initiated a cross marketing campaign to approximately 18,000 of our existing Colorado Prime Foods customers with our new branded DineWise product line. And as new DineWise customers are attained, we will also be able to offer the wide array of Colorado Prime Foods products as well. Given the Company's wide customer base and direct to consumer reach, it has no financial reliance on any one customer.

SUPPLIERS

     Currently, the Company's order fulfillment is handled by two contracted outsourced providers. In order to meet our high quality standards for product creation and development, current fulfillment providers are directed to purchase from approximately 85 vendors. They, then assemble, pick, pack, and fulfill orders for final delivery by FedEx ground or air from orders that are received online, by phone or mail, and digitally transmitted through the Company's order fulfillment software.

COMPETITION

     In the Direct To Consumer/ Home Meal Replacement market for lifestyle meals and plans our competition is limited to a few small competitors and expansion by some larger companies such as Omaha Steaks and Schwanns, which have significantly greater financial, technical, sales and marketing resources than the Company. We believe, however, there is no company that offers the breadth, depth and customization of products and services that we do for both the DTC/HMR and diet markets.

     In the DTC weight loss food product market the competition is limited to a few small companies, as well as Jenny Craig, e-Diets, NutriSystem and Zone Chef.

     We believe our competitive advantage is a superior consumer value proposition that is inclusive of both premium, non-dietary products, as well as premium diet / healthy offerings. Our customers may choose from a large selection of fresh frozen meals and meal components that allow them to dine without the pressure of refrigerated shelf life exposure. The Company's premium offering is a higher quality than usually found competitively. We also believe our competitive strength is customization based on individual or family requirements and preferences, along with portion-control that adds to an excellent customer value proposition.

Our  core  competencies  include:

- QUALITY - DineWise offers gourmet, restaurant-quality meals to the individual or family. Working with product development specialists Dana McCauley & Associates, a nutritionist and registered dietician, DineWise is continually developing nutritionally sound products that meet the ongoing dieting and healthy eating needs of the consumer.

- CHOICE - The Company offers over 2,000 gourmet meal combinations through its unique mix-and-match automated ordering system. In addition to these meal plans, the Company offers premium desserts, appetizers and soups, giving the Company the ability to market to singles, busy couples with children, seniors, diabetics, as well as diet conscious consumers.

- CONVENIENCE - Phone, Internet, live chat, catalogue, person-to-person, whichever venue a customer prefers, is available to place an order. Once delivered, the fresh frozen aspect of the program allows the consumer to eat the food when they want, they do not have to worry about spoilage and the entrees are always at their peak freshness.

- SAFETY - As food safety is always important, DineWise products are sourced from a "food chain insured" supervisory umbrella of all agency protocols. All products are flash frozen products to maintain their flavor, vitamins and overall color and consistency. Flash freezing provides for a longer shelf life and is generally viewed as a superior process versus traditional freezing techniques.

Based upon the above factors, we believe we can compete effectively in the DTC/HMR and diet markets. We, however, have no control over how successful competitors will be in addressing these factors.

EMPLOYEES

     As of June 16, 2006, the Company has 36 employees; 19 in sales and marketing, 4 in customer service, 11 in finance, administration, information systems and operations, and 2 executive officers. None of our employees are represented by a labor union, and we consider relations with our employees to be good.

                                  RISK FACTORS

     An investment in our securities involves a high degree of risk. In determining whether to purchase our securities, you should carefully consider all of the material risks described below, together with the other information contained in this filing before making a decision to purchase our securities. You should only purchase our securities if you can afford to suffer the loss of your entire investment.

RISKS  RELATED  TO  THE  DUTCHESS  AGREEMENTS

     On July 14, 2006, we entered into agreements with Dutchess Equities Fund, LP and Dutchess Private Equities Fund, II, LP (collectively, the "Investors") pursuant to which we issued convertible debentures and warrants to Dutchess as more fully described in Item 3.02. The Dutchess agreements may result in substantial dilution to our shareholders and significant declines in the price of our common stock, due to, among other things, the inclusion of non-fixed pricing provisions in the financing agreements. In addition, such agreements require us to file a registration statement to cover the resale of the shares of common stock underlying the debentures and warrants, set forth time deadlines for the initial filing, responding to the SEC comments and becoming effective, and provide significant penalties for failing to meet the time deadlines.

- In the event that the Investors sell shares of our common stock underlying the debentures and warrants, the price of our stock could decrease. If our stock price decreases, the Investors may have a further incentive to sell the shares of our common stock that they hold. Such sales of common stock could cause the market price of our common stock to decline significantly.

- The issuance of shares of our common stock upon conversion of the debentures or exercise of the warrants will result in the dilution to the interests of other holders of our common stock. The conversion price of the debentures is based upon a discount to the future market price of our stock at various times up, and until, time of conversion. Given the variability and potential volatility of this non-fixed price formula, this can result in:

-         A  very  substantial  dilution  to  existing  shareholders

- The need to increase our authorized shares outstanding, which is subject to shareholder approval. If shareholder approval is not received, substantial penalties could be incurred inclusive of cash penalties.

- There are various potential liquidated damages payable by us to the Investors which include lowering the future conversion prices of the debentures, increasing the principal amount outstanding and other cash liquidated damages as a result our performance under the agreements, including the following:

-         Not filing the  registration  statement  timely

- Not responding to SEC comments on a timely basis or causing the registration statement to be declared effective on a timely basis by the SEC

-         Not having enough  shares  registered

-         Not filing timely  reports  with  the  SEC

     We can not offer any guaranties that the registration statement for the Investors' shares will be declared effective, the timing of being declared effective, and any resulting liquidated damages or events of default that this may cause under the agreements, which may result in cash payments or a substantial dilution of the your shares of our common stock. In view of this type of transaction (reverse merger into a public shell with non-fixed price formula financing and high potential ownership by the Investors), we are likely to have a very difficult time getting a registration statement through the SEC commenting process.

            There is no assurance that we will have the funds to pay principal and interest, if payable in cash, or cash penalties.


RISKS  ASSOCIATED  WITH  INVESTING  IN  OUR  COMPANY

     Our business, operations and financial condition are subject to various risks. Some of these risks are described below and you should take these risks into account in making a decision to invest in our common stock. This section does not describe all risks associated with us, our industry or our business, and it is intended only as a summary of the material risk factors. If any of the following risks actually occurs, we may not be able to conduct our business as currently planned and our financial condition and operating results could be seriously harmed. In that case, the market price of our common stock could decline, and you could lose all or part of your investment in our common stock.

OUR FINANCIAL RESULTS HAVE WORSENED OVER THE PAST SEVERAL YEARS AND THERE IS NO ASSURANCE THAT OUR NEW STRATEGY WILL BE SUCCESSFUL.

     Over the last three years, our revenues have decreased from $39,964,000 in 2003, to $20,743,000 in 2004 and to $14,880,000 in 2005. For the first quarter of 2006, our revenues were $2,828,000 as compared to $4,001,000 in the comparable quarter in 2005. Although we were profitable, prior to allocation to preferred holders, in 2003, 2004 and 2005, for the first quarter of 2006 we suffered a loss of $232,000 ($1,425,000 net loss available to common stock). At March 31, 2006, we had a working capital deficit of $1,051,000 and a stockholders' deficit of $906,000. In 2003 we effectuated a restructuring, as described in "Description of Business" above in this Item 2.01, pursuant to which we significantly curtailed operations. As a result of the curtailment of direct sales offices, we have relied on repeat customer business and call center efforts. We are currently in the early stages of our new business strategy and plan to increase marketing efforts. There is no assurance that our new strategy will be successful or that we will ever return to profitability.

WE ARE SUBJECT TO IMBEDDED DERIVATIVE ACCOUNTING WHICH WOULD SIGNIFICANTLY NEGATIVELY EFFECT OUR REPORTED FINANCIAL CONDITION.

     FAS 133 Accounting for Derivative Instruments and Hedging Activities discusses contracts that do not in their entirety meet the definition of a derivative instrument and may contain "embedded" derivative instruments. We believe that this is the case with the convertible debt and warrants issued to Investors, in which case the imbedded derivatives will be reflected as a liability on our balance sheet. This will significantly increase our liabilities and negatively effect our stockholders' equity (or deficit) and net income (or loss).

WE MAY BE REQUIRED TO OBTAIN ADDITIONAL FINANCING, FOR WHICH THERE IS NO ASSURANCE OF OBTAINING OR OBTAINING ON A FAVORABLE BASIS.

     At July 14, 2006, after the closing of the financing with the Investors, our cash position, net of expenses and payments in connection with the Merger and the financing, was approximately $750,000. While we are effectuating our new business strategy, we expect to operate on a negative cash flow basis. There is no assurance that our current funds, plus the additional funds ($1,250,000) that the Investors have agreed to provide for additional securities upon the filing of a registration statement, will be sufficient to fund operations over an extended period of time. If we were to require additional funds, there can be no assurance that any funds will be available or available on favorable terms. Any additional financing will also likely cause substantial dilution.

WE  MAY  NOT  SUCCESSFULLY  MANAGE  OUR  GROWTH.

     Our success will depend upon the expansion of our operations and the effective management of our growth, which will place a significant strain on our management and administrative, operational, and financial resources. To manage this growth, should there be growth, we must expand our facilities, augment our operational, financial and management systems, and hire and train additional qualified personnel. If we are unable to manage our growth effectively, our business would be harmed.
WE ARE DEPENDENT ON OUR CHIEF EXECUTIVE OFFICER AND OTHER KEY EXECUTIVE OFFICERS AND EXECUTIVES FOR FUTURE SUCCESS.

Our future success depends to a significant degree on the skills, experience and efforts of our Chief Executive Officer, Chief Financial Officer, Chief Marketing Officer, and other key executives. The loss of the services of any of these individuals could harm our business. Only two key executives, our Chief Executive Officer and Chief Financial Officer, have employment agreements with us. In addition, we have not obtained life insurance on any key executive officers. If any key executive officers left us or were seriously injured and became unable to work, our business could be harmed.

WE RELY ON THIRD PARTIES TO PROVIDE US WITH ADEQUATE FOOD SUPPLY AND CERTAIN FULFILLMENT, INTERNET, NETWORKING AND CALL CENTER SERVICES, THE LOSS OF ANY OF WHICH COULD CAUSE OUR REVENUE, EARNINGS OR REPUTATION TO SUFFER.

     Food Manufacturers . We rely solely on third-party manufacturers to supply all of the food and other products we sell. We currently have a written contract with two of these fulfillment centers and therefore are not assured of an adequate supply or pricing on a long-term basis. If we are unable to obtain sufficient quantity, quality and variety of food and other products in a timely and low cost manner from our manufacturers, we will be unable to fulfill our customers' orders in a timely manner, which may cause us to lose revenue and market share or incur higher costs.

     Fulfillment . 100% of our order fulfillment is handled by third parties. Should they be unable to service our needs for even a short duration, our revenue and business could be harmed. Additionally, the cost and time associated with replacing them on short notice would add to our costs. Any replacement fulfillment provider would also require startup time, which could cause us to lose sales and market share.

     Internet, Networking and Call Centers. Our business also depends on a number of third parties for internet access, networking and call center services. Should our network connections go down, our ability to fulfill orders would be delayed. Further, if our website or call center become unavailable for a noticeable period of time due to internet or communication failures, our business could be adversely affected.

We are dependent on maintaining good relationships with these third parties. The services we require from these parties may be disrupted by a number of factors associated with their businesses, including the following:

     -          labor  disruptions;
     -          delivery  problems  with  national  carriers;
     -          internal  inefficiencies;
     -          equipment  failure;
     -          natural  or  man-made  disasters;  and
     -          with  respect to our food suppliers, shortages of ingredients or

United States Department of Agriculture ("USDA") and United States Food and Drug Administration ("FDA") compliance issues.

THE FOOD INDUSTRY IS SUBJECT TO GOVERNMENTAL REGULATION THAT COULD INCREASE IN SEVERITY AND HURT RESULTS OF OPERATIONS.

     The food industry is subject to federal, state and other governmental regulation. For example, food manufacturers are subject to rigorous inspection and other requirements of the USDA and FDA. If federal, state, or local regulation of the industry increases for any reason, then the Company may be required to incur significant expenses, as well as modify its operations to comply with new regulatory requirements, which could harm operating results. Additionally, remedies available in any potential administrative or regulatory actions may require the Company to refund amounts paid by all affected customers or pay other damages, which could be substantial.

THE  SALE  OF  INGESTED  PRODUCTS  INVOLVES  PRODUCT  LIABILITY AND OTHER RISKS.

     Like other food distributors, the Company faces an inherent risk of exposure to product liability claims if the use of its products results in illness or injury. Distributors of food products have been named as defendants in product liability lawsuits from time to time. The successful assertion or settlement of a claim or a significant number of insured claims could harm the Company by adding costs to the business and by diverting the attention of senior management from the operation of the business. The Company may also be subject to claims that its products contain contaminants, are improperly labeled, include inadequate instructions as to preparation or inadequate warnings covering food borne illnesses or allergies. While we have product liability insurance, product liability litigation, even if not meritorious, is very expensive and could also entail adverse publicity for the Company, thereby reducing revenue and operating results.

THE FOOD SERVICE INDUSTRY IS HIGHLY COMPETITIVE. IF ANY COMPETITORS OR A NEW ENTRANT INTO THE MARKET WITH SIGNIFICANT RESOURCES PURSUES A STRATEGY AND PRODUCT LINE SIMILAR TO DINEWISE , THE BUSINESS COULD BE SIGNIFICANTLY AFFECTED.

     Competition is intense in the food service industry, and the Company must remain competitive in the areas of, price, taste, customer service and brand recognition. Some competitors are significantly larger than DineWise and have substantially greater resources. The business could be adversely affected if someone with significant resources decided to imitate the Company's strategy. For example, if a major supplier of gourmet frozen food decided to enter this market and made a substantial investment of resources in advertising and training food specialists, the business could be significantly affected. Any increased competition from new entrants into the industry or any increased success by existing competition could result in reductions in DineWise sales or prices, or both, which could have an adverse effect on the business and operating results.

OUR FUTURE GROWTH AND PROFITABILITY WILL DEPEND IN LARGE PART UPON THE EFFECTIVENESS AND EFFICIENCY OF OUR MARKETING EXPENDITURES AND OUR ABILITY TO SELECT THE RIGHT MARKETS AND MEDIA IN WHICH TO ADVERTISE.

     Our future growth and profitability will depend in large part upon the effectiveness and efficiency of our marketing expenditures, including our ability to:

     -          create  greater  awareness  of  our  brand  and  our  programs;

     - identify the most effective and efficient level of spending in each market, media and specific media vehicle;

     - determine the appropriate creative message and media mix for advertising, marketing and promotional expenditures;

     - effectively manage marketing costs (including creative and media) in order to maintain acceptable customer acquisition costs;

     - select the right market, media and specific media vehicle in which to advertise; and

     -          convert  consumer  inquiries  into  actual  orders.

     Our planned marketing expenditures may not result in increased revenue or generate sufficient levels of brand name and program awareness. We may not be able to manage our marketing expenditures on a cost-effective basis whereby our customer acquisition cost may exceed the contribution profit generated from each additional customer.

IF WE ARE UNABLE TO ACCURATELY TARGET THE APPROPRIATE SEGMENT OF THE CONSUMER MARKET WITH OUR DIRECT MARKETING INITIATIVES AND ACHIEVE ADEQUATE RESPONSE
RATES,  WE  COULD  EXPERIENCE  LOWER  SALES.

     We have historically relied on revenues generated from customers initially contacted through our call center. The success of our direct marketing business largely depends on our ability to achieve adequate response rates to our direct marketing initiatives, which have historically fluctuated. Any of the following could cause customers to forgo or defer future purchases:

     - the failure by us to offer a mix of products that is attractive to our customers;

     - the size and breadth of our product offering and the timeliness and condition of delivery of our service;

     - the customer's particular economic circumstances or general economic conditions.

ONE OF OUR SUBSIDIARIES MAY BE SUBJECT TO CLAIMS AND THERE IS NO ASSURANCE THAT WE MAY NOT ULTIMATELY BE HELD LIABLE FOR ONE OR MORE OF THESE CLAIMS.

     At the time of our restructuring in 2003, we had a subsidiary which conducted business throughout the United States. As a result of the restructuring, we terminated operations at this subsidiary and may be subject to lawsuits for failure to pay certain creditors or vendors. We have accrued amounts for these potential claims as noted in our December 25, 2005 financial statements, however settlement of any claims will result in a reduction of cash, and a potential increased expense in our statement of operations.

FUTURE ACQUISITIONS AND THE PURSUIT OF NEW BUSINESS OPPORTUNITIES PRESENT RISKS, AND WE MAY BE UNABLE TO ACHIEVE THE FINANCIAL AND STRATEGIC GOALS OF ANY ACQUISITION OR NEW BUSINESS.

     A component of our growth strategy is to acquire existing businesses or pursue other business opportunities in the market for lifestyle and wellness products and services. Even if we succeed in acquiring or building such businesses, we will face a number of risks and uncertainties, including:

- difficulties in integrating newly acquired or newly started businesses into existing operations, which may result in increasing operating costs that would adversely affect our operating income and earnings;

- the risk that our current and planned facilities, information systems, personnel and controls will not be adequate to support our future operations;

- diversion of management time and capital resources from our existing businesses, which could adversely affect their performance and our operating results;

- dependence on key management personnel of acquired or newly started businesses and the risk that we will be unable to integrate or retain such personnel;

- the risk that the new products or services we may introduce or begin offering, whether as a result of internal expansion or business acquisitions, will not gain acceptance among consumers and existing customers;

-         the risk that  new efforts may have a detrimental effect on our brand;

- the risk that we will face competition from established or larger competitors in the new markets we may enter, which could adversely affect the financial performance of any businesses we might acquire or start; and

- the risk that the anticipated benefits of any acquisition or of the commencement of any new business may not be realized, in which event we will not be able to achieve any return on our investment in that new business.

IF WE DO NOT CONTINUE TO RECEIVE REFERRALS FROM EXISTING CUSTOMERS, OUR CUSTOMER ACQUISITION COST MAY INCREASE.

     We rely on word of mouth advertising for a portion of our new customers. If our brand suffers or the number of customers acquired through referrals drops due to other circumstances, our costs associated with acquiring new customers and generating revenue will increase, which will, in turn, have an adverse affect on our profitability.

THE COMPANY ENGAGES AN ADVISORY PANEL TO DEVELOP AND PROMOTE THE DINEWISE PRODUCTS. IF THESE SPOKESPERSONS SUFFER ADVERSE PUBLICITY, THE COMPANY'S REVENUE COULD BE ADVERSELY AFFECTED.

     The marketing strategy depends in part on the Company's advisory panel, such as Dr. Howard Shapiro, nutrition expert and author, Franklin Becker, executive chef and author, and Chef Dana McCauley, in-house food expert. Any of these or the other panelists may become the subject of adverse news reports, negative publicity or otherwise be alienated from a segment of the customer base, whether food and nutrition related or not. If so, such events may reduce the effectiveness of his or her endorsement and, in turn, adversely affect the Company's revenue and results of operations.

WE MAY BE SUBJECT TO CLAIMS THAT OUR PERSONNEL ARE UNQUALIFIED TO PROVIDE PROPER WEIGHT LOSS ADVICE.

     Most of our counselors for our weight management program do not have extensive training or certification in nutrition, diet or health fields and have only undergone the training they receive through online course studies. We may be subject to claims from our customers alleging that our personnel lack the qualifications necessary to provide proper advice regarding weight loss and related topics. We may also be subject to claims that our personnel have provided inappropriate advice or have inappropriately referred or failed to refer customers to health care providers for matters other than weight loss. Such claims would result in damage to our reputation and divert management's attention from our business, which would adversely affect our business.

CHANGES IN CONSUMER PREFERENCES AND DISCRETIONARY SPENDING COULD NEGATIVELY IMPACT OPERATING RESULTS.

     The Company offers gourmet prepared frozen foods that offer convenience and value to customers. The Company's continued success depends, to a large degree, upon the continued popularity of its offerings and the desire for convenience and gourmet quality. Changes in consumer tastes and preferences away from these products and services and any failure to provide innovative responses to these changes, may have a materially adverse impact on our business, financial condition, operating results, cash flows and/or prospects.

     Additionally, the success of the business and operating results are dependent on discretionary spending by consumers. A decline in discretionary spending could adversely affect the business, financial condition, operating results and cash flows. The business could also be adversely affected by general economic conditions, demographic trends, consumer confidence in the economy and changes in disposable consumer income.

RISKS  ASSOCIATED  WITH  INVESTING  IN  OUR  COMMON  STOCK

THERE HAS BEEN NO TRADES IN OUR COMMON STOCK SINCE OCTOBER 2004 AND THERE CAN BE NO ASSURANCE THAT AN ESTABLISHED TRADING MARKET WILL DEVELOP.

     The last trade in our common stock was in October 2004. Although quotations for the common stock appear on the OTC Bulletin Board, the absence of any transactions in the common stock for nearly two years indicates that there is no established trading market for the common stock. Virtually all of our shareholders who hold "non-restricted" stock reside in China. Due to the difficulties of trading OTC Bulletin Board stocks from that country, such holders have refrained from trading. We are currently seeking to simplify the trading process for these persons, but there is no assurance that we will be successful.

IF A TRADING MARKET FOR OUR COMMON STOCK DOES DEVELOP, TRADING PRICES MAY BE VOLATILE.

     In the event that a trading market develops following the Merger, the market price of our shares of common stock may be based on factors that may not be indicative of future market performance. Consequently, the market price of our common stock after this transaction may vary greatly. If a market for our common stock develops, there is a significant risk that our stock price may fluctuate dramatically in the future in response to any of the following factors, some of which are beyond our control:

-     variations  in  our  quarterly  operating  results;
- announcements that our revenue or income/loss levels are below analysts' expectations;
-     general  economic  slowdowns;
-     changes  in  market  valuations  of  similar  companies;
-     announcements  by  us  or  our  competitors  of  significant  contracts,
- acquisitions, strategic partnerships, joint ventures or capital commitments.

THERE  IS  NO  ASSURANCE  THAT  OUR COMMON STOCK WILL REMAIN ON THE OTC BULLETIN
BOARD.

     In order to maintain the quotation of our shares of common stock on the OTC Bulletin Board, we believe that we may have to become a reporting company under the Securities Exchange Act of 1934. This will require to comply with Sections 14 (proxy statement requirements) and Section 16 (Form 3, 4 and 5 and 6 month-trading rule) of that Act. While we intend to so qualify in the near future, it is possible that our common stock could be removed from the OTC Bulletin Board and then be traded on the less desirous Pink Sheets. In either venue, an investor may find it difficult to obtain accurate quotations as to the market value of the common stock. In addition, if we failed to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors. Consequently, such regulations may deter broker-dealers from recommending or selling the common stock, which may further affect its liquidity. This would also make it more difficult for us to raise additional capital.

WE ARE SUBJECT TO THE REPORTING REQUIREMENTS OF FEDERAL SECURITIES LAWS, WHICH CAN BE EXPENSIVE.

We are a voluntary reporting public reporting company in the U.S. and, accordingly, subject to the information and reporting requirements of the Securities Exchange Act of 1934 and other federal securities laws, and the compliance obligations of the Sarbanes-Oxley Act. The costs of preparing and filing annual and quarterly reports, and other information with the SEC will cause our expenses to be higher than they would be if we were a privately-held company. In addition, we will incur substantial expenses in connection with the preparation of the registration statement with respect to the registration of resales of our common stock by certain shareholders to whom we have given registration rights.

OUR COMPLIANCE WITH THE SARBANES-OXLEY ACT AND SEC RULES CONCERNING INTERNAL CONTROLS MAY BE TIME CONSUMING, DIFFICULT AND COSTLY.

Although individual members of our management team have experience as officers of publicly-traded companies, much of that experience came prior to the adoption of the Sarbanes-Oxley Act of 2002. It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by Sarbanes-Oxley after the reverse acquisition transaction. We may need to hire additional financial reporting, internal controls and other finance staff in order to develop and implement appropriate internal controls and reporting procedures. If we are unable to comply with Sarbanes-Oxley's internal controls requirements, we may not be able to obtain the independent accountant certifications that Sarbanes-Oxley Act requires publicly-traded companies to obtain.

BECAUSE WE BECAME PUBLIC BY MEANS OF A "REVERSE ACQUISITION", WE MAY NOT BE ABLE TO ATTRACT THE ATTENTION OF MAJOR BROKERAGE FIRMS.

Additional risks may exist since we will become public through a "reverse acquisition." Securities analysts of major brokerage firms may not provide coverage of us since there is little incentive to brokerage firms to recommend the purchase of our common stock. No assurance can be given that brokerage firms will want to conduct any secondary offerings on behalf of our company in the future.

               CAUTIONARY  NOTE  REGARDING  FORWARD-LOOKING  STATEMENTS

     The information contained in this Form 8-K, other than historical information, may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "may", "will", "expect", "intend", "anticipate", "believe", "estimate", "continue", "plan" and similar expressions in this report identify forward-looking statements. The forward-looking statements are based on current views with respect to future events and financial performance. Actual results may differ materially from those projected in the forward-looking statements. The forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things those associated with:

     -          our  ability  to  meet  our  financial  obligations;

     -          the  relative  success  of  marketing  and  advertising;

     -          the continued attractiveness of our lifestyle and diet programs;

     - competition, including price competition and competition with self-help weight loss and medical programs;

     - our ability to obtain and continue certain relationships with the providers of popular nutrition and fitness approaches and the supplier of our meal delivery service;

     - adverse results in litigation and regulatory matters, more aggressive enforcement of existing legislation or regulations, a change in the interpretation of existing legislation or regulations, or promulgation of new or enhanced legislation or regulations;

     -          general  economic  and  business  conditions.

The factors listed in the section entitled "Risk Factors" in the section immediately above, as well as any other cautionary language in this report, provide examples of risks, uncertainties and events which may cause our actual results to differ materially from the expectations we described in our forward-looking statements.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

     The following discussion should be read in conjunction with the financial information included elsewhere in this Form 8-K. SimplaGene USA, Inc. has not conducted any operations during 2004, 2005 or the first six months of 2006. Because of the reverse acquisition, the following discussion relates to the separate financial statements of NCPH and reference to the Company and to "we", "our" and words of similar import refer to NCPH.

CRITICAL  ACCOUNTING  POLICIES  AND  ESTIMATES

     This management discussion and analysis is based on our consolidated financial statements which are prepared using certain critical accounting policies that require management to make judgments and estimates that are subject to varying degrees of uncertainty. While we believe that these accounting policies, and management's judgments and estimates, are reasonable, actual future events can and often do result in outcomes that can be materially different from management's current judgments and estimates. We believe that the accounting policies and related matters described in the paragraphs below are those that depend most heavily on management's judgments and estimates.

     Fiscal Year. The Company's fiscal year ends on the last Sunday in December. The Company's 2005 fiscal year consisted of the fifty-two week period beginning on December 27, 2004 and ending on December 25, 2005. The Company's 2004 fiscal year consisted of the fifty-two week period beginning on December 29, 2003 and ending on December 26, 2004.

     Revenue Recognition. The Company recognizes revenue from product sales when (i) persuasive evidence of an arrangement exists and the sales price is fixed or determinable (evidenced by written sales orders), (ii) delivery of the product has occurred, and (iii) collectibility of the resulting receivable is reasonably assured. Shipping and handling expenses of $1,991,000 and $2,814,000 are included in selling, general and administrative expenses for the fiscal years ended December 25, 2005 and December 26, 2004 respectively. Although the Company accepts product returns, historical returns have been insignificant.

     The Company has sold separately-priced warranty arrangements covering certain durable goods. In accordance with FASB Technical Bulletin No. 90-1, Accounting for Separately Priced Extended Warranty and Product Maintenance Contracts, revenue on these warranty arrangements is recognized on a straight-line basis over the warranty service period, which is typically thirty-six months. Costs associated with these warranty arrangements are recognized as they are incurred. As of April 2003, the Company no longer offers these warranty arrangements.

     Deferred revenue consists principally of the unearned portion of the above described separately priced warranties as well as advance billings for customer food orders.

     Impairment of Fixed Assets and Intangibles. The Company determines the recoverability of its long-lived assets in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Long-lived assets, such as property, plant and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset group exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset group exceeds the fair value of the asset group. Management believes there is no impairment of any long-lived assets as of December 25, 2005.

     Income Taxes. The Company accounts for its income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

RESULTS  OF  OPERATIONS
     Revenues  and  expenses  consist  of  the  following  components:

     Revenues. Revenues consist primarily of food sales. Food sales include sales of prime cut proteins (such as beef, chicken, pork and fish) and assorted vegetables, soups, appetizers, desserts and other meal accents, as well as gourmet, prepared meals and prepared meal compliments. Included in revenues are shipping and handling charges billed to customers and sales credits and adjustments, including product returns. Although we accept product returns, historical returns have been insignificant. Also included in revenues are sales of durable goods such as cutlery, cookware and appliances and deferred service revenues related to warranty arrangements covering certain durable goods. We follow Financial Accounting Standards Board Technical Bulletin no. 90-1, Accounting for Separately Priced Extended Warranty and Product Maintenance Contracts. Revenue related to these warranty arrangements is recognized on a straight line basis over the warranty service period. Costs associated with these arrangements are expensed as incurred. As of April 2003, we no longer offer warranty arrangements.

     Cost of Goods Sold.    Cost of goods sold consists primarily of the cost of
the food and durable products sold and the costs of outside fulfillment of food orders.

     Selling, General and Administrative Expenses. Selling, general and administrative expenses consist of compensation for sales, marketing, delivery, administrative, information technology, and customer service personnel, advertising, marketing and promotional expenses, shipping and handling expenses, facility expenses, website development costs, professional service fees and other general corporate expenses.

     Restructuring and other one time recoveries. In 2003, our principal lenders accelerated debt repayment due to non-compliance with certain financial ratios under the then existing credit arrangement. As a result, we sold our accounts receivable at a significant loss to repay the debt and at the same time, in order to enhance liquidity, we restructured our operations by closing down our direct to consumer sales and telemarketing operations, all sales offices and all distribution routes and terminating 930 employees resulting in a net restructuring charge in 2003 of $1,831,000. In connection with these restructuring activities full liabilities have been properly recorded in the financial statements, however we are continuing to negotiate settlements with vendors and lessors. Certain settlements have resulted in recoveries of previously recorded liabilities.

     Interest  Income,  Net.    Interest income, net consists of interest income
earned  on  cash  balances  and  marketable securities, net of interest expense.

     Income  Taxes.    We are subject to corporate level income taxes and record
a provision for income taxes based on an estimated effective tax rate for the year.

YEAR  ENDED  DECEMBER  25,  2005  COMPARED  TO  YEAR  ENDED  DECEMBER  26,  2004

     Revenue. Revenue decreased to $14.9 million for the year ended December 25, 2005 from $20.7 million for the year ended December 26, 2004. The decline in revenue from 2004 to 2005 resulted primarily from a reduction in reorder food sales and the focus of sales and marketing on the new DineWise branded product line. The decline in revenue of $5.8 million, or 28%, resulted primarily from a reduction in reorder food sales, $12.4 million in 2005 compared to $17.8 million in 2004, offset slightly by an increase in new customer food sales of $.3 million or 160% primarily due to the initial sales of the Company's new branded DineWise product line during 2005. In addition, service revenues related to warranty arrangements decreased to $.8 million as compared with $1.6 million in the prior year period, and houseware sales were $1.2 million as compared to $1.4 million a year ago. In 2003, the Company stopped offering warranty arrangements and as a result, service revenues will continue to decline. Revenues related to these arrangements are recognized over the life of the contract, generally up to 36 months.

     Cost of Goods Sold. Cost of goods sold decreased $2.8 million to $6.8 million for the year ended December 25, 2005 from $9.6 million for the year ended December 26, 2004. This reduction was primarily due to the above mentioned reduction in sales. Gross margin as a percent of revenue increased slightly to 54.2% in 2005 from 53.8% in 2004.

     Operating  Expenses.    Selling,  general  and  administrative  expenses
decreased $1.3 million to $7.2 million in 2005 from $8.5 million in 2004. The decrease is attributable to a continued focus on controlling costs and overall lower sales volumes. The primary cost savings were in connection with a net reduction in compensation and benefit costs of $575,000 consisting principally of a (i) reduction in employee bonuses and other compensation of $478,000 ($77,000 in 2005 and $555,000 in 2004) and (ii) a net reduction in salaries of $86,000 ($2.4 million in 2005 and $2.5 million in 2004) as well as a reduction in professional fees of $254,000 ($225,000 in 2005 as compared to $479,000 in 2004) and other miscellaneous general and administrative expense savings including consultants ($57,000), bank charges ($31,000), and utilities ($31,000). Other factors contributing to the reduction in expenses are lower delivery expenses of $800,000 ($2.0 million in 2005 and $2.8 million in 2004) and reduced accounts receivable financing fees of $179,000 ($425,000 in 2005 and $604,000 in 2004) both of which are directly related to the decline in sales. The cost savings and expense reductions were offset by an increase in marketing expenses excluding payroll related expenses of $477,000 ($1.193 million in 2005 and $716,000 in 2004) directly associated with the re-positioning of the Company and the launch of the DineWise brand, and lower bad debt recoveries in 2005 of $249,000 ($264,000 in 2005 and $513,000 in 2004). Overall marketing expenses increased  $.5  million  to  $1.4  million  in  2005  from  $.9 million in 2004.
Marketing expenses in 2005 is comprised of payroll related to marketing and advertising ($182,000), marketing department expense ($984,000) and exhibit shows ($209,000). Almost all marketing expenses related to developing and promoting the transition and re-positioning and launch of the new branded DineWise product line.

     Restructuring and other one time recoveries. In 2005 and 2004, we recorded a gain of $6,000 and $56,000, respectively, in connection with certain settlements of accounts payable relating to the company's 2003 restructuring activities. In addition, in 2004, we recorded a net gain of $130,000 in connection with the extinguishment of certain capital leases also related to the 2003 restructuring plan.

     Depreciation and amortization. Depreciation and amortization decreased in 2005 to $136,000 from $235,000 primarily due to the 2004 extinguishment of capital leases and the disposal of certain obsolete equipment in 2004 offset by an increase in software development and trademark and intangibles amortization of $46,000.

     Interest  Expense.    Interest  expense, net decreased $70,000 in 2005 from
$71,000 in 2004 primarily due to the extinguishment of capital leases during 2004.

     Income Taxes. In 2005 and 2004 we recorded income tax expenses of $6,000 and $10,000, respectively, which is comprised principally of state franchise taxes. The Company has and continues to provide for a full valuation allowance against its deferred income tax assets. The valuation allowance is subject to adjustment based upon the Company's ongoing assessment of its future income and may be wholly or partially reversed in the future.

     Net Income. For the year ended December 25, 2005, net income decreased by $1.8 million to $.8 million from net income of $2.6 million in 2004. The decrease in net income in 2005 is primarily due to lower sales volumes in 2005 as compared to 2004 resulting primarily from a decline in food re-orders as well as higher marketing spending related to the Company's transitioning of the new DineWise brand, as well as a $249,000 decline in bad debt recoveries in 2005 as compared to 2004.

THREE  MONTHS ENDED MARCH 26, 2006 COMPARED TO THREE MONTHS ENDED MARCH 27, 2005

     Revenue. Revenue for the three months ended March 26, 2006 and March 27, 2005 was $2.8 million and $4.0 million, respectively. The decline in revenue from 2005 to 2006 resulted primarily from a reduction in reorder food sales and the focus of sales and marketing on the new DineWise branded product line. The DineWise brand was beta launched in July 2005 with a targeted completion of the brand launch during the second quarter of 2006. The decline in revenue of $1.2 million, or 29%, resulted primarily from a reduction in sales of food products, $2.6 million for the three months ended March 26, 2006 compared to $3.5 million for the three months ended March 27, 2005. In addition, service revenues related to warranty arrangements for the three months ended March 26, 2006 decreased by $183,000 from the three months ended March 27, 2005. Revenues related to these arrangements are recognized over the life of the contract, generally up to 36 months. In 2003, the Company stopped offering warranty arrangements and as a result service revenue has been declining with 2006 the final year in which service revenue will be recognized.

     Costs of Goods Sold. Cost of goods sold decreased $383,000 to $1.4 million for the three months ended March 26, 2006 from $1.8 million for the three months ended March 27, 2005. This was primarily due to the above mentioned reduction in sales. Overall gross margin as a percent of revenue decreased to 49% for the three months ended March 26, 2006 as compared with 54% for the three months ended March 27, 2005. This decrease was primarily due to lower deferred service revenue in the 2006 quarter ($26,000) as compared to the 2005 quarter ($206,000).

     Operating  Expenses.    Selling,  general  and  administrative  expenses
decreased $406,000 to $1.6 million for the three months ended March 26, 2006 from $2.0 million for the three months ended March 27, 2005. The decrease is primarily attributable to a continued focus on controlling costs as well as overall lower sales volumes. The primary cost savings were in connection with a reduction in delivery expenses of $207,000 directly related to lower sales volumes ($386,000 in 2006 as compared with $593,000 in 2005), a reduction of $88,000 in compensation expense, principally salaries and related expenses ($608,000 in 2006 as compared with $696,000 in 2005), reduced marketing expenses of $80,000 ($258,000 in 2006 as compared with $338,000 in 2005) and reduced accounts receivable financing fees of $26,000. The cost savings and expense reductions were partially offset by an increase in professional fees of $18,000.

     Restructuring and other one time recoveries. For the three months ended March 26,2006 and March 27, 2005 we recorded a gain $0 and $5,000 respectively, in connection with certain settlements of accounts payable relating to the Company's 2003 restructuring activities.

     Depreciation and amortization. Depreciation and amortization increased $15,000 to $37,000 for the three months ended March 26, 2006 compared to $22,000 for the three months ended March 27, 2005. The increase is primarily due to the amortization of trademarks and intangibles capitalized during 2005 in connection with the DineWise brand and website development.

     Interest  Expense.    Interest  expense  was  $0  in the three months ended
March 26, 2006 as compared with $1,000 in the three months ended March 27, 2005.

     Income Taxes. For the three months ended March 26, 2006 and the three months ended March 27, 2005, we recorded income tax expense of $1,000 and $1,000, respectively, which is comprised principally of state franchise taxes. The Company has and continues to provide for a full valuation allowance against its deferred income tax assets. The valuation allowance is subject to adjustment based upon the Company's ongoing assessment of its future income and may be wholly or partially reversed in the future.

     Net Income/Loss. For the three months ended March 26, 2006, the Company incurred a net loss from operations of $231,000 as compared with net income for the three months ended March 27, 2005 of $171,000. The decrease of $402,000 is primarily due to the overall lower sales volumes and lower gross profit margins on sales for the three months ended March 26, 2006 compared to the same period in 2005.

CONTRACTUAL  OBLIGATIONS  AND  COMMERCIAL  COMMITMENTS

     As of December 25, 2005, our principal commitments consisted of an obligation under an operating lease in connection with office space for our corporate headquarters. Although we have no material commitments for capital expenditures, we anticipate continuing requirements for capital expenditures consistent with anticipated growth in operations, infrastructure and personnel.

     Following is a summary of our contractual obligations. We have no other commercial commitments.

Future minimum operating lease payments, adjusted for a lease amendment as of December 25, 2005, are as follows:

      2006  $  118
      2007     121
      2008     125
      2009     128
      2010     132
Thereafter     432
            $1,056
            ------

     For the year ended December 25, 2005, the Company has an employment agreement with the Chairman and Chief Executive Officer dated September 1, 1998. The agreement automatically renews for one-year periods unless terminated with 30 days notice. The agreement provides for base compensation of $350,000 per year, a car allowance of $9,000 per year and payment of his medical, dental and life insurance that the Company may have in effect from time to time, as well as payments upon termination.

     Other than the lease and the employment agreement, there were no items that significantly impacted our commitments and contingencies as disclosed in the notes to the consolidated financial statements for the year ended December 25, 2005. In addition, we have no off-balance sheet financing arrangements.

LIQUIDITY, CAPITAL RESOURCES AND OTHER FINANCIAL DATA FOR THE YEAR ENDED DECEMBER 25, 2005

     At December 25, 2005, the Company had a cash balance of $1.3 million compared to a cash balance of $2.1 million at December 26, 2004. Our principal source of cash comes from the financing of accounts receivable through a third party financial institution whereby substantially all receivables are submitted for collection, without recourse. Generally payments, net of financing fees of approximately 3%, are received within 3-5 business days from the date of submission. At December 25, 2005, we had a working capital deficit of ($828,000), as compared with a working capital deficit at December 26, 2004 of ($1,230,000). At December 25, 2005 and for the full year then ended, we had no bank debt, term or revolving credit facilities to fund operations or investment opportunities. We currently have no off-balance sheet financing arrangements.

     For the year ended December 25, 2005, cash used in operations was $417,000. This was primarily attributable to net income for the period, adjusted for non-cash items of $895,000, decreases in accounts receivable of $117,000 and decreases in prepaid expenses and other assets of $138,000, more than offset by decreases in accrued expenses of $747,000 and deferred service revenue $839,000. The Company's operations are organized to have a cash-to-cash cycle of approximately 5 days. This is accomplished by paying for inventory to outsourced vendors just prior to shipment to the customer and financing the accounts receivable from a third party financial institution.

     In the year ended December 25, 2005, net cash used in investing activities was $388,000 which primarily consisted of website and other software and development costs associated with the re-positioning and transition to DineWise and capital expenditures incurred for computer equipment and trade show booths.

     In the year ended December 25, 2005, net cash used in financing activities was $5,000 related to the repayment of capital lease obligations.

     We have not declared or paid any dividends in 2005. A redemption of preferred stock in the amount of $1.8 million was paid in 2004. As a result of the Merger, the preferred stock of NCPH was converted into the common stock of the Registrant.

FOR  THE  THREE  MONTHS  ENDED  MARCH  26,  2006

     At March 26, 2006, the Company had a cash balance of $1.0 million compared to a cash balance of $1.3 million at December 25, 2005. The Company's principal source of cash comes from the financing of accounts receivable through a third party financial institution whereby substantially all receivables generated from sales to customers are submitted for collection, without recourse. Generally payments, net of financing fees of approximately 3%, are received within 3-5 business days from the date of submission. The Company had working capital
(deficits) at March 26, 2006 and December 25, 2005 of ($1.1 million) and ($828,000), respectively. Included in the Company's accrued expenses at March 26, 2006 and December 25, 2005 are net restructuring charges of $1.2 million and $1.3 million, respectively. In connection with these accrued charges, the Company is currently in negotiations with several vendors to pay reduced amounts which could result in forgiveness of debt income. At March 26, 2006 and for the period then ended, we had no bank debt, term or revolving credit facilities to fund operations or investment opportunities. We currently have no off-balance sheet financing arrangements.

     For the three months ended March 26, 2006, cash used in operations was $305,000, compared to cash used in operations of $187,000 for the period ended March 27, 2005. This was primarily attributable to a net loss for the period, adjusted for non-cash items of ($196,000), increases in accounts receivable of $48,000, increases in inventory of $55,000 and decreases in accrued expenses of $31,000, offset by decreases in prepaid expenses and other assets $29,000, and decreases in accounts payable of $10,000. The Company's operations are organized to have a cash-to-cash cycle of approximately 5 days. This is accomplished by paying for inventory to outsourced vendors just prior to shipment to the customer and financing the accounts receivable from a third party financial institution

     For the three months ended March 26, 2006 the Company expended no cash for investing or financing activities.

     On July 14, 2006, the Company engaged in a financing transaction with Dutchess Private Equity Fund, LP and Dutchess Private Equities Fund II, LP, pursuant to which the Company sold convertible debentures and warrants to the Investors. Reference is made to Item 3.02 of this Form 8-K for a detailed description of this transaction.

     We have not declared or paid any dividends for the three months ended March 26, 2006. The Company had accumulated accrued preferred stock dividends in the amount of $16.7 million at March 26, 2006. The obligation to pay accrued and ongoing dividends terminated on July 14, 2006 in connection with the reverse acquisition of the Registrant, pursuant to which the preferred stock of the Company was converted into common stock of the Registrant. The declaration and payment of dividends in the future will be determined by our Board of Directors in light of conditions then existing, including our earnings, financial condition, capital requirements and other factors.


SEASONALITY

     The Company's business does not experience fluctuation in sales due to seasonality.

RECENTLY  ISSUED  ACCOUNTING  PRONOUNCEMENTS

SFAS 123R, Share-Based Payment. SFAS No. 123R addresses all forms of share-based payment awards, including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. It requires companies to recognize in the statement of earnings the grant-date fair value of stock options and other equity-based compensation issued to employees, but expresses no preference for a type of valuation model. The statement eliminates the intrinsic value-based method prescribed by APB Opinion No. 25, and related interpretation, that the Company currently uses. The Company has adopted SFAS No. 123R effective January 1, 2006 using the modified prospective method. Had the Company previously adopted this pronouncement, the effects would have been immaterial. Currently the Company has no stock option plan however expects to adopt one in the future.

ITEM  3.          DESCRIPTION  OF  PROPERTY.

     The Company leases approximately 5,330 square feet in Farmingdale, New York, which houses the corporate headquarters and all business functions. The lease term expiring January 31, 2014, has an annual base rent of approximately $120,000 and $117,000 for the years ended December 25, 2005 and December 26, 2004. The Company believes this facility is adequate to meet its current and future operating needs.

ITEM 4.          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

     The following table sets forth, as of July 14, 2006, certain information as to the Common Stock ownership of each of the Registrant's directors, each of the executive officers included in the Summary Compensation Table, all executive officers and directors as a group and all persons known by the Company to be the beneficial owners of more than five percent of the Common Stock of the Registrant. The table gives effect to the conversion of the common and preferred stock of NCHP into common stock of the Registrant pursuant to the Merger Agreement.


Number  of  Shares  Beneficially  Owned

                                        NUMBER OF SHARES
NAME  AND  ADDRESS                     BENEFICIALLY  OWNED     PERCENTAGE  OF  CLASS
------------------                     -------------------     ---------------------
MacKay Securities (1)                      11,534,911                  38.4%
Trust Company of the West (2)               4,276,177                  14.3%
Golden Tree Asset Management, LP (3)        2,845,695                   9.5%
Paul A. Roman (4)                           4,020,041                  13.4%
AIG Global Investment (5)                   1,520,308                   5.1%
Crusader Securities, LLC (6)                1,800,000                   6.0%
All  Directors  and
executive  officers
as  a  group
(2  persons)                                4,020,041                  13.4%

(1) The address for MacKay Securities is 9 West 57th Street, New York, New York 10019.

(2) The address for Trust Company of the West is 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California 90025.

(3) The address for Golden Tree Asset Management, LP is 300 Park Avenue, 25th Floor, New York, New York 10022.

(4) The address for Paul A. Roman is c/o New Colorado Prime Holdings, Inc., 500 Bi-County Boulevard, Suite 400 Farmingdale, New York 11735.

(5) The address for AIG Global Investment is 2929 Allen Parkway, A37, Houston, Texas 77109.

(6) The address for Crusader Securities, LLC is 230 Park Avenue, New York, New York 10169.

As  of  July 14,  2006,  there  were  no  outstanding  options  or  warrants.


ITEM  5.          DIRECTORS  AND  EXECUTIVE  OFFICERS,  PROMOTERS  AND  CONTROL
PERSONS.

As of July 14, 2006, the executive officers and directors of the Company were as follows:

     NAME              AGE                 DESCRIPTION                          POSITIONS AND OFFICES WITH THE REGISTRANT
--------------         ---         ------------------------------     --------------------------------------------------------------
Paul A. Roman          56          Executive Officer and Director            Chairman, President & Chief Exectuive Officer
Thomas McNeill         43          Executive Officer and Director               Vice President & Chief Financial Officer
Richard Gray           51                   Director                   Vice President Business Development & Chief Marketing Officer

     Paul A. Roman has served as the Chairman of our Board and as our Chief Executive Officer since June 1999. From 1990 to 1998, Mr. Roman was President of Rollins Protective Services, a division of Rollins, Inc. (NYSE: ROL), a leading provider of electronic security services for commercial and residential alarm customers throughout the United States, prior to the company's sale to Ameritech, a regional Bell operating company. From 1987 to 1990, Mr. Roman was Managing Director of LVI, a Los Angeles based advisory firm specializing in Mergers and Acquisitions, financing, and various general management assignments for service companies with contracted recurring revenue streams.

     Thomas McNeill has served as Vice President and Chief Financial Officer of the Company since April 17, 2006. Previously he was corporate Secretary of Global Payment Technologies Inc. ("GPT"), a Nasdaq NMS technology company, since March 1997 and was Vice President and Chief Financial Officer since September
1997. From October 1996 to September 1997 he served as Controller of GPT. From March 1995 through October 1996, Mr. McNeill was Director of Finance for Bellco Drug Corp., a pharmaceutical distribution company. From January 1991 through August 1992 he was Controller and from August 1992 to May 1994 he was Vice President of Operations for the Marx & Newm and Co. division of United States Shoe Corporation, a manufacturer and distributor of women's footwear. Mr. McNeill is a Certified Public Accountant.

     Richard Gray has been Vice President Business Development & Chief Marketing Officer since October 2003 on a consulting basis. His background consists of twenty five years of general management, operations and marketing experience. In 1979 Mr. Gray sold his healthcare company to W.R. Grace, continuing on to do mergers, acquisitions, joint ventures and licensing agreements for Chemed, a wholly-owned subsidiary of W.R. Grace. He possesses broad experience in direct marketing with detailed knowledge of effective lifetime customer value strategies and integrated multi-channel programs. Prior to joining the Company, he has consulted in all areas of direct-to-consumer marketing and sales of perishable foods including: Atkinsnutritionals.com, Balduccis.com, and Vitamins.com.

AUDIT  COMMITTEE

     The Company does not currently have an Audit Committee (and, accordingly, has no audit committee financial expert on an Audit Committee) due to its current resources. However, it may form an Audit Committee in the future based upon the needs and resources of the Company. Currently, the entire Board constitutes the Audit Committee.

ITEM  6.          EXECUTIVE  COMPENSATION.

     The following table sets forth for the years ended December 25, 2005, December 26, 2004, and December 28, 2003 the compensation awarded to, paid to, or earned by, our Chief Executive Officer. No other executive officer had total compensation during the year ended December 25, 2005 in excess of $100,000.

Executive Compensation

The following table sets forth for the years ended December 31, 2005, 2004, and 2003 the compensation awarded to, paid to, or earned by, our Chief Executive Offices and our three most highly compensated executive officers whose total compensation during t

                                                    Annual Compensation            Long-Tem Compensation
                                              -----------------------------       -----------------------
Name and Principal Position     Year          Salary ($)          Bonus ($)       Restricted Stock Awards
---------------------------     ----          ----------          ---------       -----------------------
Paul Roman, Chairman & CEO      2005           $350,000            $      -            $       -
                                2004           $350,000            $ 17,000            $ 238,000(1)
                                2003           $350,000            $188,000            $       -

Note: Effective April 17, 2006, the Company hired Thomas McNeill as its Vice President, Chief Financial Officer.

(1) In March 2004, Mr. Roman was granted 3,200 shares of preferred stock of NCHP in consideration of services rendered, which converted into common stock on July 14, 2006 as a result of the Merger.

     Mr. Roman, the Company's sole Board member during the last fiscal year, did not receive compensation for services rendered as a Board member.

     On September 1, 1998, the Company entered into an employment agreement with Paul A. Roman. Pursuant to the agreement, Mr. Roman receives a base salary and is eligible for year-end bonus awards based upon individual performance and the achievement of specified financial and operating targets. The employment agreement further provides a non-competition agreement for a period of two years following termination for Good Cause (as defined in the agreement) and for a period of one year following termination without Good Cause. If the Company terminates Mr. Roman without Good Cause, he has the right to receive his base salary for one year from the date of termination and any other benefits to which he would otherwise be entitled. If Mr. Roman terminates his employment with the Company for good reason, as that term is defined in the employment agreement, he has the right to receive his base salary for one year from the date of termination, any other benefits to which he would otherwise be entitled and any incentive bonus award earned and due, pro rated as through the date of termination.

ITEM  7.          CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS.

None.

ITEM  8.          DESCRIPTION  OF  SECURITIES.

Common  stock

     We are authorized to issue up to 50,000,000 shares of common stock. As of July 14, 2006, giving effect to the Merger and related transactions, there are approximately 30,000,000 shares of common stock issued and outstanding.

     The holders of common stock are entitled to one vote per share on each matter submitted to a vote of stockholders. In the event of liquidation, holders of common stock are entitled to share ratably in the distribution of assets remaining after payment of liabilities, if any. Holders of common stock have no cumulative voting rights, and, accordingly, the holders of a majority of the outstanding shares have the ability to elect all of the directors. Holders of common stock have no preemptive or other rights to subscribe for shares. Holders of common stock are entitled to such dividends as may be declared by the board of directors out of funds legally available.

Preferred  stock

     We are authorized to issue up to 10,000,000 shares of preferred stock. As of July 14, 2006, there are no shares of preferred stock issued and outstanding. Our preferred stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by our board of directors. Our board of directors is expressly authorized to fix:

-     Voting  rights;
-     The  consideration  for  which  the  shares  are  to  be  issued;
-     The  number  of  shares  constituting  each  series;
-     Whether  the shares are subject to redemption and the terms of redemption;
- The rate of dividends, if any, and the preferences and whether such dividends shall be cumulative or noncumulative;
- The rights of preferred stockholders regarding liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the Company; and
- The rights of preferred stockholders regarding conversion or exchange of shares for another class of our shares.

     The availability of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of discouraging takeover proposals, and the issuance of preferred stock could have the effect of delaying or preventing a change in control of the Company not approved by the board of directors.

Convertible  Debentures  and  Warrants

     Reference  is  made  to  Item  3.02  for  a  description of the Convertible
Debentures  and  Warrants  issued,  on  July 14,  2006,  to  the  Investors.

                                     PART II

ITEM 1. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

     Quotations for the common stock of the Registrant are included in the NASD's Over-the-Counter Bulletin Board system under the symbol "SMPG." The following table sets forth for the respective periods indicated the prices of the common stock in the over-the-counter market, as reported and summarized on the OTC Bulletin Board. Such prices are based on inter-dealer bid and ask prices, without markup, markdown, commissions, or adjustments and may not represent actual transactions.

            CALENDAR QUARTER ENDED:     HIGH BID ($)     LOW BID ($)
            -----------------------     ------------     -----------
               November 30, 2003           0.51             0.25
               February 29, 2004           0.55             0.51
                    May 31, 2004           0.60             0.40
                 August 31, 2004           0.40             0.40

     The last trade in the common stock of the Company was in October 2004 at a price of $0.40 per share. Although quotations for the common stock appear on the OTC Bulletin Board (bid price $0.30 per share and asked price of $0.58 per share on June 23, 2006), the absence of any transactions in the common stock in nearly two years indicates there is no established trading market for the common stock. Consequently, the Company is of the opinion that any published prices for the year ended August 31, 2005, or at present cannot be attributed to a liquid and active trading market and, therefore, do not indicate any meaningful market value.

Since inception, no dividends have been paid on the common stock. The Company intends to retain any earnings for use in its business activities, so it is not expected that any dividends on the common stock will be declared and paid in the foreseeable future. At June 23, 2006, there were approximately 200 holders of record of the common stock.


ITEM  2.          LEGAL  PROCEEDINGS.

The  Company  has  no  material  legal  proceedings.

ITEM  3.          CHANGE  IN  AND  DISAGREEMENTS  WITH  ACCOUNTANTS.

     See Item 4.01 of this Form 8-K for a description relating to a change in accountants by the Company.

ITEM  4.          RECENT  ISSUANCES  OF  UNREGISTERED  SECURITIES.

     On March 2, 2004, NCPH issued 4,000 shares of Series A-2 Preferred Stock to certain members of NCPH management (the "Management Stockholders") in consideration of services rendered to NCPH by the Management Stockholders. The issuance of these shares was exempt from registration pursuant to Section 4(2) of the Securities Act. No general solicitation or advertising was made in connection with the offering and the offering was made to persons with access to all material information regarding CPH.

     See Item 3.02 of this Form 8-K for a description of a recent financing by the Company.

ITEM  5.          INDEMNIFICATION  OF  OFFICERS  AND  DIRECTORS.

     Our Bylaws provide that we will indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he or she is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such in connection with such action, suit or proceeding if that person (i) is not liable under Section 78.138 of the Nevada Revised Statutes ("NRS") or (ii) acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Registrant, and with respect to any criminal action or proceeding, had not reasonable cause to believe the person's conduct was illegal. In addition, pursuant to NRS 78.751 and our bylaws, discretionary indemnification may be authorized by the stockholders, a majority vote of a quorum of disinterested directors, or by legal opinion of counsel, if no quorum of disinterested directors can be obtained or if so directed by a quorum of disinterested directors.

Section 78.138 of the NRS provides that, with certain specified exceptions, or unless the articles of incorporation or an amendment thereto, in each case filed on or after October 1, 2003, provide for greater individual liability, a director or officer is not individually liable to the Registrant or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that his act or failure to act constituted a breach of his fiduciary duties as a director or officer and his breach of those duties involved intentional misconduct, fraud or a knowing violation of the law. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere of its equivalent will not, of itself, create a presumption that the person is liable pursuant to NRS 78.138 or did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Registrant, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

                                    PART F/S

Reference is made to the filings by SimplaGene USA, Inc. on Form 10-KSB and Form 10-QSB for such company's financial statements. The financial statements of NCPH begin on page F-1.

                                    PART III

The  exhibits  are  listed  and  described  in  Item  9.01  of  this  Form  8-K.

ITEM  3.02.     UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     On July 14, 2006, (the "Closing Date"), the Registrant entered into a Subscription Agreement with Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP (collectively, the "Investors") pursuant to which the Registrant agreed to sell to the Investors an aggregate of $2,500,000 of the Registrant's Five-Year Convertible Debentures (the "Convertible Debentures") and warrants to purchase up to an aggregate of $2,500,000 worth of SMPG Common Stock (the "Warrants"). $1,250,000 was funded immediately and the remaining $1,250,000 will be funded upon the filing of the Registration Statement (as defined below) with the Securities and Exchange Commission (the "SEC").

     The Convertible Debentures bear interest at a rate of 10% per annum, payment of which shall commence on August 1, 2006 and continue monthly thereafter. Interest is payable in cash or shares of Common Stock at the election of the Investors. If the Registration Statement (as defined below) is not declared effective by January 1, 2007, we will have to make payments of principal in the amount of $150,000 each month through March 2007 and $260,416.67 for each month thereafter, until no further Debentures are outstanding, so long as the Registration Statement is not effective. The Investors may convert the unpaid face value of, plus the accrued interest on, the Convertible Debentures into SMPG Common Stock at any time at the lesser of
(i) ninety percent (90%) of the average of the five lowest closing best bid prices of the SMPG Common Stock during the period commencing on the 21st day immediately following the filing of this Form 8-K and ending on the earlier of the effective date of the Registration Statement or the one-hundred-twentieth (120th) day following the filing of this Form 8-K (the "Maximum Conversion
Price") and (ii) eighty percent (80%) of the lowest closing bid price on the SMPG Common Stock during the ten (10) trading days immediately preceding the receipt by the Registrant of a notice of conversion by the Investors (the "Conversion Price").

     In connection with the issuance of the Convertible Debentures, the Registrant issued to the Investors Warrants to purchase $2,500,000 worth of SMPG Common Stock at an exercise price equal to the greater of the 1)the Maximum Conversion Price; or 2) eighteen cents ($.18) per share. The Warrants may be exercised for a period of seven years and the exercise price is subject to antidilution provisions.

     We are required at all times to reserve sufficient shares for full conversion of the Convertible Debentures and exercise of the Warrants.

     If an event of default occurs, as defined in the Convertible Debentures, the Investors may exercise their right to increase the face amount of the Convertible Debenture by three percent (3%) as an initial penalty and by three percent (3%) for each subsequent event of default. In addition, the Investors may exercise their right to increase the face amount by two-and-a-half percent (2.5%) per month to be paid as liquidated damages, compounded daily.

     Pursuant to a Debenture Registration Rights Agreement, dated as of the Closing Date, by and among the Registrant and the Investors (the "Registration Rights Agreement"), the Registrant is obligated to file a registration statement by August 4, 2006 (the "Filing Deadline") registering the SMPG Common Stock issuable upon conversion of the Convertible Debenture and exercise of the Warrants (the "Registration Statement"). If the Registrant does not file the Registration Statement with the SEC by the Filing Deadline, it is obligated to pay liquidated damages to the Investors in an amount equal to two percent (2%) of the face value of the Convertible Debenture outstanding, compounded daily, per month until the Registration Statement is filed. In addition, if the Registrant fails to file the Registration Statement with the SEC by the fifth
(5th) day following the Filing Deadline, and for each fifteen (15) day period the Registrant fails to file the Registration Statement thereafter, the Conversion Price of the Convertible Debenture will decrease by ten percent (10%) of the original Conversion Price. The Registrant is further obligated to use its best efforts to cause the SEC to declare the Registration Statement effective within 135 days after the Closing Date. If the Registration Statement does not become effective within 135 days following the Closing Date, then the Registrant is obligated to pay liquidated damages to the Investors in an amount equal to two percent (2%) of the face value of the Convertible Debenture outstanding, compounded daily, for each thirty (30) day period following the 135 days until the Registration Statement becomes effective. Additional time deadlines and liquidated damage provisions also apply.

     Pursuant to a Security Agreement, dated as of the Closing Date, by and among the Registrant and the Investors (the "Security Agreement"), the Registrant's obligation to repay the amounts outstanding under the Convertible Debenture is secured by a first priority security interest in the assets of the Registrant. In addition, shares of SMPG Common Stock currently owned or hereafter acquired by the Registrant's Chief Executive Officer, Chief Financial Officer and Chief Marketing Officer have been pledged as security for repayment of the Debentures, which shares may be sold by the holders thereof only pursuant to Leak-Out agreements executed by each of such holders with the Investors.

     All securities were issued in reliance upon an exemption from registration under Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder as a transaction not involving a public offering. In addition, the Investors are accredited investors, the Investors had access to information about the Registrant and their investment, the Investors took the securities for investment and not for resale and the Registrant took appropriate measures to restrict the transfer of securities.

     The above descriptions of the Subscription Agreement, Convertible Debentures, Warrants, Registration Rights Agreement and Security Agreement as well as the form of the Security Agreement and Leak-out agreements referred to above are qualified in their entirety by reference to the actual agreements, copies of which are filed as exhibits 10.6, 4.1, 4.2, 10.7, 10.8, 10.9 and 10.10, respectfully, hereto and incorporated herein by reference.

ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On July 14, 2006, as a direct result of the reverse acquisition then completed and fully described in Item 2.01 in this Form 8-K, the Registrant has decided to hire BDO Seidman LLP as its principal independent accountant, which had been the independent accountants for NCHP since the year ended December 28, 2003. Accordingly, S.W. Hatfield, CPA ("Hatfield") will be dismissed subsequent to the filing of Form 10-QSB, on or about July 20, 2006, related to the Registrant's status as a shell company for the period ended May 31, 2006.

     The reports of Hatfield on the Registrant's financial statements for the fiscal years ended August 31, 2004 and August 31, 2005 did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended August 31, 2004 and August 31, 2005 and the review for the subsequent interim periods, (a) there were no disagreements with Hatfield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hatfield, would have caused Hatfield to make reference to the subject matter of the disagreements in connection with its report, and (b) there were no "reportable events" as the term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM  5.01.     CHANGES  IN  CONTROL  OF  THE  REGISTRANT.

On the Closing Date, the Registrant consummated the transactions contemplated by the Merger Agreement and the Stock Purchase Agreement, pursuant to which the Registrant acquired all of the issued and outstanding shares of stock of NCPH in exchange for the issuance of shares of the common stock of the Registrant to the NCPH shareholders and its investment banker representing 93.5% of the issued and outstanding shares of the Registrant. The issuance of the Shares was exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), pursuant to either Section 4(2) of, and Regulation D promulgated under, the Securities Act. Following the Merger, NCPH became a wholly-owned subsidiary of the Registrant and designees of NCPH became the sole officers and directors of the Registrant. Reference is made to Item 2.01 of this Form 8-K for a more extensive description of these transactions.

Other than the transactions and agreements disclosed in this Form 8-K, the Registrant knows of no arrangements which may result in a change in control of the Registrant.

No officer, director, promoter, or affiliate of the Registrant has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Registrant through security holdings, contracts, options, or otherwise.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

In connection with the transactions contemplated by the Merger Agreement, there was a complete change in the Registrants' Board of Directors and in management. Prior to the consummation of the transaction, the Registrant's Board of Directors was comprised of one member, Craig S. Laughlin. Laughlin was also the Registrant's sole executive officer (President and Secretary). Effective at the closing of the transactions contemplated by the Merger Agreement, Laughlin resigned from his positions as President, Secretary and Director. Simultaneously at closing, the then Directors and executive officers of NCPH were appointed as Directors and executive officers of the Registrant as follows:

Paul A. Roman: Chairman of the Board, President and Chief Executive Officer Thomas McNeill: Director, Vice President and Chief Financial Officer
  Richard  Gray:  Director

Reference is made to Item 2.01 above for certain information regarding the executive officers and directors of the Registrant.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

     In conjunction with the merger described in Item 2.01, and on the Closing Date, the Registrant will utilize a December fiscal year-end (the last Sunday in December), in keeping with the historical fiscal year end used by NCPH. The Registrant's year end was previously August 31st. In accordance with SEC regulations, the Registrant is not required to file a transition report. The Registrant's next filing on Form 10-QSB will be on or about July 20, 2006 with respect to the shell company for the period ended May 31, 2006. With respect to the past closing entity, the Registrant will file on Form 10-QSB, on or about August 31, 2006, for the period ended June 25, 2006.

ITEM  5.06.     CHANGE  IN  SHELL  COMPANY  STATUS.

     As the result of the completion of the Merger effectuated pursuant to the Merger Agreement, the Registrant is no longer a shell company. Reference is made to Item 2.01 for a more complete description of the transaction and the business of the Company subsequent to the Closing Date.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.


     (a)     Financial  statements  of  business  acquired.
             ---------------------------------------------

Audited consolidated financial statements of the Company as of and for the years ended December 25, 2005 and December 26, 2004 and unaudited condensed consolidated financial statements as of March 26, 2006 and for the three months ended March 26, 2006 and March 27, 2005 and for the periods then ended appear elsewhere herein.

     (b)     Pro  forma  financial  information.
             ----------------------------------

Unaudited pro forma consolidated balance sheet of the Company as of March 26, 2006 and unaudited pro forma consolidated statements of operations for the year ended December 25, 2005 and the quarter ended March 26, 2006 appear elsewhere herein.

     (c)     Exhibits.
             --------

Exhibit  No.                    Description

2.1 Agreement and Plan of Reorganization, dated July 14, 2006, by and among SimplaGene USA, Inc., SMPG Merco, Inc., New Colorado Prime Holdings, Inc. and Craig Laughlin

4.1 Debenture Agreement, dated July 14, 2006, by and among SimplaGene USA, Inc. and Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP

4.2 Warrant Agreement, dated as of July 14, 2006, by and among SimplaGene USA, Inc. and Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP

10.1 Stock Purchase Agreement, dated July 14, 2006, by and between New Colorado Prime Holdings, Inc. and Craig Laughlin

10.2 Escrow Agreement, dated July 14, 2006, by and between New Colorado Prime Holdings, Inc., SimplaGene USA, Inc., Craig Laughlin and Scott
          B.  Mitchell

10.3 Registration Rights Agreement, dated July 14, 2006, by and between SimplaGene USA, Inc. and Craig Laughlin

10.4 Advisory Engagement Agreement, dated April 15, 2005, by and between New Colorado Prime Holdings, Inc. and Crusader Securities, LLC and addendum thereto, dated July 14, 2006

10.5 Registration Rights Agreement, dated July 14, 2006, by and between SimplaGene USA, Inc. and Crusader Securities, LLC

10.6 Subscription Agreement, dated July 14, 2006, by and among SimplaGene USA, Inc. and Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP

10.7 Debenture Registration Rights Agreement, dated July 14, 2006, by and among SimplaGene USA, Inc. and Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP

10.8 Security Agreement, dated July 14, 2006, by and among SimplaGene USA, Inc. and Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP

10.9 Form of Security Agreement, dated July 14, 2006, by and among Dutchess Private Equities Fund, LP, Dutchess Private Equities Fund, II, LP and Paul A. Roman

10.10 Form of Leak out Agreement, dated July 14, 2006, by and among Dutchess Private Equities Fund, LP, Dutchess Private Equities Fund, II, LP and each of Paul A. Roman, Thomas McNeill and Richard Gray

10.11 Employment Agreement, dated September 1, 1998, by and between Colorado Prime Holdings, Inc. and Paul Roman

10.12 Employment Agreement, dated March 16, 2006, between New Colorado Prime Holdings, Inc. and Thomas McNeill

10.13     Shoppers  Accounts  Receivable  Agreement

10.14 Lease Agreement, as amended on June 14, 2004, by and between New Colorado Prime Holdings, Inc. and 500 Bi-County Associates, L.P.

32.1 Certification of the Registant's Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley act of 2002 and Section 1350 of 18 U.S.C. 63.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SIMPLAGENE USA, INC.
                              --------------------
                                   (Registrant)

Dated:     July 19,  2006
           --------------


Thomas  McNeill,  Vice  President,
                                   Chief  Financial  Officer

                                  EXHIBIT INDEX

Exhibit  No.                    Description

2.1 Agreement and Plan of Reorganization, dated July 14, 2006, by and among SimplaGene USA, Inc., SMPG Merco, Inc., New Colorado Prime Holdings, Inc. and Craig Laughlin

4.1 Debenture Agreement, dated July 14, 2006, by and among SimplaGene USA, Inc. and Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP

4.2 Warrant Agreement, dated as of July 14, 2006, by and among SimplaGene USA, Inc. and Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP

10.1 Stock Purchase Agreement, dated July 14, 2006, by and between New Colorado Prime Holdings, Inc. and Craig Laughlin

10.2 Escrow Agreement, dated July 14, 2006, by and between New Colorado Prime Holdings, Inc., SimplaGene USA, Inc., Craig Laughlin and Scott
          B.  Mitchell

10.3 Registration Rights Agreement, dated July 14, 2006, by and between SimplaGene USA, Inc. and Craig Laughlin

10.4 Advisory Engagement Agreement, dated April 15, 2005, by and between New Colorado Prime Holdings, Inc. and Crusader Securities, LLC and addendum thereto, dated July 14, 2006

10.5 Registration Rights Agreement, dated July 14, 2006, by and between SimplaGene USA, Inc. and Crusader Securities, LLC

10.6 Subscription Agreement, dated July 14, 2006, by and among SimplaGene USA, Inc. and Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP

10.7 Debenture Registration Rights Agreement, dated July 14, 2006, by and among SimplaGene USA, Inc. and Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP

10.8 Security Agreement, dated July 14, 2006, by and among SimplaGene USA, Inc. and Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP

10.9 Form of Security Agreement, dated July 14, 2006, by and among Dutchess Private Equities Fund, LP, Dutchess Private Equities Fund, II, LP and Paul A. Roman

10.10 Form of Leak out Agreement, dated July 14, 2006, by and among Dutchess Private Equities Fund, LP, Dutchess Private Equities Fund, II, LP and each of Paul A. Roman, Thomas McNeill and Richard Gray

10.11 Employment Agreement, dated September 1, 1998, by and between Colorado Prime Holdings, Inc. and Paul Roman

10.12 Employment Agreement, dated March 16, 2006, between New Colorado Prime Holdings, Inc. and Thomas McNeill

10.13     Shoppers  Accounts  Receivable  Agreement

10.14 Lease Agreement, as amended on June 14, 2004, by and between New Colorado Prime Holdings, Inc. and 500 Bi-County Associates, L.P.

32.1 Certification of the Registant's Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley act of 2002 and Section 1350 of 18 U.S.C. 63.

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS
              YEARS ENDED DECEMBER 25, 2005 AND DECEMBER 26, 2004

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES

                                    CONTENTS

                 Report of Independent Registered Public Accounting Firm       3

                 Consolidated balance sheets                                   4
                 Consolidated statements of operations                         5
                 Consolidated statements of stockholders' deficit              6
                 Consolidated statements of cash flows                         7
                 Summary of significant accounting policies                 8-11
                 Notes to consolidated financial statements                12-20

Report of Independent Registered Public Accounting Firm


We have audited the accompanying consolidated balance sheets of New Colorado Prime Holdingns, Inc. and Subsidiaries as of December 25, 2005 and December 26, 2004, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of New Colorado Prime Holdings, Inc. at December 25, 2005 and December 26, 2004, and the results of operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As disclosed in Note 11, the Company has restated its 2004 financial statements to reflect the issuance and redemption of preferred stock.

March 31, 2006

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)
                                                                        December
                                                                        26,  2004
                                                      DECEMBER 25,    (As restated
                                                          2005         See Note 11)
                                                     --------------  --------------
ASSETS
------
CURRENT:
Cash                                                 $       1,306   $       2,116
Due  from  financial  institution                              101             218
Inventories                                                     21              20
Prepaid  expenses  and  other  assets,  net                    190             328
                                                     --------------  --------------
  TOTAL  CURRENT  ASSETS                                     1,618           2,682

PROPERTY,  PLANT  AND  EQUIPMENT,  NET                         354             156
OTHER  ASSETS,  NET                                             54               -
                                                     --------------  --------------
  TOTAL  ASSETS                                      $       2,026   $       2,838
                                                     --------------  --------------

LIABILITIES  AND  STOCKHOLDERS'  DEFICIT
----------------------------------------
CURRENT  LIABILITIES:
Accounts  payable                                    $         466   $         461
Accrued  expenses                                            1,384           2,031
Deferred  revenue                                              319           1,158
Income  and  other  taxes  payable                             272             257
Other  liabilities                                               5               5
                                                     --------------  --------------
  TOTAL  CURRENT  LIABILITIES                                2,446           3,912

LONG-TERM  LIABILITIES:
Accrued  expenses,  long-term  portion                         250             350
Other  liabilities                                               3               8
                                                     --------------  --------------
  TOTAL  LIABILITIES                                         2,699           4,270

COMMITMENTS
-----------
STOCKHOLDERS'  DEFICIT
Preferred  stock,  $0.01  par  value  per
share  authorized  24,000, issued and
outstanding  22,200  shares;  at
liquidation  value                                          37,682          33,266

Common  stock,  $0.01  par  value  per  share
authorized  1,200,000  issued and
outstanding,  913,690  shares                                    9               9

Additional  paid  in  capital                                    -             577
Accumulated  deficit                                       (38,364)        (35,284)
                                                     --------------  --------------
  TOTAL  STOCKHOLDERS'  DEFICIT                               (673)         (1,432)
                                                     --------------  --------------
  TOTAL  LIABILITIES  AND  STOCKHOLDERS'  DEFICIT    $       2,026   $       2,838

See accompanying summary of significant accounting policies and notes to consolidated financial statements.

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


                                                                        December
                                                                        26,  2004
                                                      DECEMBER 25,    (As restated
Years Ended                                               2005         See Note 11)
-----------                                          --------------  --------------
REVENUES                                             $      14,880   $      20,743
COST  OF  GOODS  SOLD                                        6,810           9,578
                                                     --------------  --------------
  GROSS  PROFIT                                              8,070          11,165
                                                     --------------  --------------

OPERATING  EXPENSES:
--------------------
Selling,  general  and  administrative                       7,174           8,451
Restructuring  and  other  one  time  recoveries,  net          (6)           (186)
Depreciation  and  amortization                                136             235
                                                     --------------  --------------
  TOTAL  OPERATING  EXPENSES                                 7,304           8,500
                                                     --------------  --------------
  OPERATING  INCOME                                            766           2,665
                                                     --------------  --------------
Interest  expense                                                1              71
                                                     --------------  --------------
  INCOME  BEFORE  PROVISION  FOR  INCOME  TAXES                765           2,594
PROVISION  FOR  INCOME  TAXES                                    6              10
                                                     --------------  --------------
  NET  INCOME                                        $         759   $       2,584
                                                     --------------  --------------
  NET  LOSS  AVAILABLE  TO  COMMON  STOCKHOLDERS     $      (3,657)  $        (642)
                                                     --------------  --------------

NET  LOSS  PER  SHARE  (BASIC  &  DILUTED)           $       (4.00)  $        (.70)
                                                     --------------  --------------

  COMMON  SHARES  USED  IN  COMPUTING NET
  LOSS PER SHARE AMOUNTS (BASIC & DILUTED)                 913,690         913,690
                                                     --------------  --------------

    See accompanying summary of significant accounting policies and notes to consolidated financial statements.

                              NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                               CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT
                                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)
                             Preferred Stock        Common Stock
                            -----------------     -----------------
                            Shares     Amount     Shares     Amount     Additional paid-in capital     Accumulated deficit   Total
                            ------    -------     -------    ------     --------------------------     ------------------- ---------
Balance at December
28, 2003                    20,000    $27,840     913,690      $9                $7,503                     $(37,868)      $ (2,516)
Issuance of preferred
stock to management          4,000      4,000           -       -                (3,700)                           -            300
Payment of preferred
stock redemption            (1,800)    (1,800)          -       -                     -                            -         (1,800)
Accrual of preferred
stock dividends                  -      3,226           -       -                (3,226)                           -              -
Net income                       -          -           -       -                     -                        2,584          2,584
                            ------    -------     -------    ------     --------------------------     ------------------- ---------
Balance at December
26, 2004 (As restated
see note 11)                22,200     33,266     913,690       9                   577                      (35,284)        (1,432)

Accrual of preferred
stock dividends                  -      4,416           -       -                  (577)                      (3,839)             -
Net income                       -          -           -       -                     -                          759            759
                            ------    -------     -------    ------     --------------------------     ------------------- ---------
Balance at
December 25, 2005           22,200    $37,682     913,690      $9                 $   -                     $(38,364)      $   (673)
                            ------    -------     -------    ------     --------------------------     ------------------- ---------

                     See accompanying summary of significant accounting policies and notes to consolidated financial statements.

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                        December
                                                                        26,  2004
                                                      DECEMBER 25,    (As restated
Years Ended                                               2005         See Note 11)
-----------                                          --------------  --------------
CASH  FLOWS  FROM  OPERATING  ACTIVITIES:

Net  income                                          $         759   $       2,584
Adjustments  to reconcile net income to net cash
(used in) provided by operating activities:
Depreciation  and  amortization                                136             235
Compensation  charge associated with preferred
shares issued to management                                      -             300
Gain  on  extinguishment  of  capital  lease                     -            (130)
Change  in  operating  assets  and  liabilities:
Accounts  receivable                                           117              61
Inventories                                                     (1)             27
Prepaid  expenses  and  other  assets                          138             322
Accounts  payable                                                5            (405)
Accrued  expenses                                             (747)         (1,017)
Deferred  revenue                                             (839)         (1,590)
Income  and  other  taxes  payable                              15              11
                                                     --------------  --------------
  NET  CASH  (USED  IN)  PROVIDED  BY
  OPERATING  ACTIVITIES                                       (417)            398
                                                     --------------  --------------

CASH  FLOWS  USED  IN  INVESTING  ACTIVITIES:

Purchase  of  property,  plant  and  equipment                (316)            (13)
Purchase  of  other  long  term  asset                         (72)              -
                                                     --------------  --------------
  NET  CASH  USED  IN  INVESTING  ACTIVITIES                  (388)            (13)
                                                     --------------  --------------

CASH  FLOWS  USED  IN  FINANCING  ACTIVITIES:

Redemption  of  preferred  stock                                 -          (1,800)
Principal  repayment  of  capital
lease  obligations                                              (5)            (80)
                                                     --------------  --------------
  NET  CASH  USED  IN  FINANCING  ACTIVITIES                    (5)         (1,880)
                                                     --------------  --------------
NET  DECREASE  IN  CASH                                       (810)         (1,495)
CASH,  BEGINNING  OF  YEAR                                   2,116           3,611
                                                     --------------  --------------
CASH,  END  OF  YEAR                                         1,306   $       2,116
                                                     --------------  --------------

SUPPLEMENTAL  DISCLOSURES  OF  CASH  FLOW  INFORMATION:

Cash  paid  during  the  year  for:
Interest                                             $           -   $          71
Income  taxes                                                   26              30
                                                     --------------  --------------

SUPPLEMENTAL  DISCLOSURE  OF  NON-CASH
INVESTING  AND  FINANCING  ACTIVITIES:

Write-off  of  asset  held  under  capital
lease  and extinguishment of related
obligation                                           $           -   $       2,595
Accrual  of  preferred  stock  dividends                     4,416           3,226
                                                     --------------  --------------

    See accompanying summary of significant accounting policies and notes to consolidated financial statements.

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION The consolidated financial statements include the accounts of New Colorado Prime Holdings, Inc. ("NCPH") and its wholly owned subsidiaries (the "Company"). Intercompany accounts and transactions have been eliminated in consolidation.

FISCAL YEAR The Company's fiscal year ends on the last Sunday in December. The Company's 2005 fiscal year consisted of the fifty-two week period beginning on December 27, 2004 and ending on December 25, 2005. The Company's 2004 fiscal year consisted of the fifty-two week period beginning on December 29, 2003 and ending on December 26, 2004.

REVENUE  RECOGNITION     The Company recognizes revenue from product sales, when
(i) persuasive evidence of an arrangement exists and the sales price is fixed or determinable (evidenced by written sales orders), (ii) delivery of the product has occurred, and (iii) collectibility of the resulting receivable is reasonably assured. Shipping and handling expenses of $1,991 and $2,814 are included in selling, general and administrative expenses for the fiscal years ended December 25, 2005 and December 26, 2004 respectively. Although the Company accepts product returns, historical returns have been insignificant.

     The Company has sold separately-priced warranty arrangements covering certain durable goods. In accordance with FASB Technical Bulletin No. 90-1, Accounting for Separately Priced Extended Warranty and Product Maintenance Contracts, revenue on these warranty arrangements is recognized on a straight-line basis over the warranty service period, which is typically thirty-six months. Costs associated with these warranty arrangements are recognized as they are incurred. As of April 2003, the Company no longer offers these warranty arrangements.

     Deferred revenue consists principally of the unearned portion of the above described separately priced warranties as well as advance billings for customer food orders.

DUE  FROM  FINANCIAL  INSTITUTION     The  Company  submits  substantially  all
accounts receivable to a third party financial institution for collection, without recourse. Payment is generally received from this financial institution within three business days. The financial institution holds in escrow approximately 3% of the net receivables that have been submitted by the Company and not collected. This escrow is evaluated by the financial institution on a quarterly basis.

PROPERTY, PLANT AND EQUIPMENT Property, plant, and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets or, in the case of leasehold improvements, the lesser of the life of the related leases or the life of the improvement.

     Costs of internal use software are accounted for in accordance with Statement of Position 98-1 ("SOP 98-1"), "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" and Emerging Issue Task Force No. 00-02 ("EITF 00-02"). "Accounting for Website Development Costs." SOP 98-1 and EITF 00-02 require that the Company expense computer software and website development costs as they are incurred during the preliminary project stage. Once the capitalization criteria of SOP 98-1 and EITF 00-02 have been met, external direct costs of materials and services consumed in developing or obtaining internal-use software, including website development, are capitalized. Capitalized costs are amortized using the straight-line method over the software's estimated useful life, estimated at three years. Capitalized internal use software and website development costs are included in property, plant and equipment, net, in the accompanying balance sheets.

Estimate useful lives are as follows:

Machines  and  office  equipment          5  to  8  years
Capitalized  software  and  development          3  years

LONG-LIVED  ASSETS     The  Company  determines  the  recoverability  of  its
long-lived assets in accordance with Statement of Financial Accounting Standards
(SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Long-lived assets, such as property, plant and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset group exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset group exceeds the fair value of the asset group. Management believes there is no impairment of any long-lived assets as of December 25, 2005

INCOME TAXES The Company accounts for its income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

USE OF ESTIMATES The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION RISK The Company purchased 100% of their food products from one vendor during the year ended December 25, 2005 and December 26, 2004. The Company is not obligated to purchase from this vendor, and, if necessary, there are other vendors from which the Company can purchase food products from.

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

1. THE COMPANY AND NATURE OF OPERATIONS The Company is a direct marketer of food, groceries, appliances and accessories related to in-home dining and entertainment directly to consumers located throughout the United States.

2. PLAN OF RESTRUCTURING In March 2003, the Company advised its lenders it was in default with certain financial ratios under its credit agreement. The principal lenders advised the Company that maturity of the borrowings outstanding under the credit agreement were accelerated, and that availability of future borrowings under its credit agreement were suspended.

          To generate cash to fund the operations of the Company, and to satisfy the requirement to repay the financial institution, the Company sold its accounts receivables at a significant discount throughout 2003.

          In addition, the Company restructured its operations to enhance short-term liquidity through cost reductions. In April, 2003, the Company closed down its direct to consumer sales and telemarketing operations. This included closing all sales offices outside of its corporate office, all telemarketing centers, and all distribution routes. Approximately 930 employees and 55 lessees were terminated pursuant to the Company's revised operating plans. The Company's present operations consist of fulfilling reorder customers through the use of an outsourced delivery agent. Also, the Company has commenced attracting new customers through multi-channel media which include catalogues, e-commerce, strategic alliances and exhibit marketing as well as existing customer referrals. The Company fully satisfied all outstanding borrowings under its credit facility through the proceeds from the sale of accounts receivable in July and December of 2003 with a new financial institution. Accordingly, under the new business model, the Company no longer participates in the collection of accounts receivable. This is now outsourced to this new financial institution as discussed in the Summary of Significant Accounting Policies.

          In connection with these restructuring activities, the Company recorded net restructuring (recoveries) charges in 2005 and 2004 of $(6) and $(186), respectively, consisting of the following:


Year ended                                   December 25,           December 26,
                                                 2005                   2004
                                             ------------           ------------
Restructuring  and other one-time charges:
Gain on accounts payable settlements         $        (6)           $       (56)
Gain on extinguishment of capital lease,
net of break fee of $590 in 2004.                      -                   (130)
                                             ------------           ------------
                                             $        (6)           $      (186)
                                             ------------           ------------

The following table summarizes the restructuring activity, which is included in accrued expenses, as follows:

Accrued restructuring charge at
December 28, 2003                                                   $     1,674
Addition of capital lessee break fee                                        590
Utilized (asset write-offs and cash payments)                              (693)
Accrued restructuring charges at
December 26, 2004                                                   $     1,571
Utilized (asset write-offs and cash payments)                              (300)
Accrued restructuring charges at
December 25, 2005                                                   $     1,271
                                             ------------           ------------

The balance of accrued restructuring charges consisted of the following:

                                             December 25,           December 26,
                                                 2005                   2004
                                             ------------           ------------
Accrued future minimum payments under
current lease obligations                    $       921            $     1,121
Break fee under renegotiation of lease
(See Note 10)                                        350                    450
                                             ------------           ------------
                                             $     1,271            $     1,571

          In connection with the restructuring activities noted above, the Company stopped paying various vendors who were providing goods and services to the Company (although the related liabilities are recorded in the accompanying consolidated balance sheet). The Company is currently negotiating with several vendors to pay a reduced amount; when the Company reaches an agreement with the vendor the Company may record forgiveness of debt income.

3.     PREPAID  EXPENSES  AND  OTHER  ASSETS, NET     Prepaid expenses and other
assets, net consists of the following as of December 25, 2005 and December 26, 2004:

                                     DECEMBER  25,  2005     December  26,  2004
                                     -------------------     -------------------
Sales  tax  receivable,  net                $  10                   $222
Prepaid  insurance,  net                       37                     36
Other                                          52                     70
Prepaid  financing  costs                      91                      -
                                     -------------------     -------------------
                                            $ 190                   $328
                                     -------------------     -------------------

4.     PROPERTY, PLANT AND EQUIPMENT, NET     Property, plant and equipment, net
consist  of  the  following  as  of  December  25,  2005  and December 26, 2004:

                                      DECEMBER 25, 2005       December 24, 2004
                                     -------------------     -------------------
Machinery  and  office  equipment            $593                    $796
Capitalized  software  and
development                                   269                       -
                                     -------------------     -------------------
                                              862                     796
Less  accumulated  depreciation
and  amortization                            (508)                   (640)
                                     -------------------     -------------------
                                             $354                    $156
                                     -------------------     -------------------

5.     ACCRUED  EXPENSES     Accrued  expenses  consist  of  the following as of
December  25,  2005  and  December  26,  2004:

                                      DECEMBER 25, 2005       December 26, 2004
                                     -------------------     -------------------
Accrued  restructuring  charges             $1,271                  $1,571
Payroll  and  health  benefits                 101                     356
Professional  fees                             132                     347
Other                                          130                     107
                                     -------------------     -------------------
                                            $1,634                  $2,381
                                     -------------------     -------------------

          Accrued expenses include the long term portion of the break fee associated with the re-negotiation of their capital lease. At December 25, 2005 and December 26, 2004 the long term portion of the break fee was $250 and $350 respectively.

     6.  LOSS  PER  COMMON  SHARE

     Net loss per common share amounts (basic EPS) are computed by dividing net loss available to common stockholders by the weighted average number of common stock shares. Dilutive EPS are not presented because including potential shares issued in connection with the outstanding warrants (see Note 8) would be anti-dilutive.

     Basic  EPS  computations  are  as  follows:

                                                    52 Weeks Ended                      52 Weeks Ended
                                                      Dec. 25, 2005                          Dec. 26, 2004
                                           (In thousands, except per share data)  (In thousands, except per share data)
                                           -------------------------------------  --------------------------------------
                                            Net loss       Shares      Per Share  Net income      Shares      Per Share
                                                                                     (loss)
                                           (Numerator)  (Denominator)   Amounts   (Numerator)  (Denominator)   Amounts
                                           -----------  -------------  ---------  -----------  -------------  ----------

Net (loss) income                          $       759          913.7  $     .83  $     2,584          913.7  $     2.83


Preferred stock dividends accrued              (4,416)              -      (4.83)      (3,226)             -       (3.53)

                                           -----------  -------------  ---------  -----------  -------------  ----------

Net loss attributable to
common stock                               $   (3,657)          913.7  $   (4.00) $      (642)         913.7  $    (0.70)
                                           ===========  =============  =========  ===========  =============  ==========

          7.  INCOME  TAXES

          The provision for income taxes of $6 and $10 for the fiscal years ended December 25, 2005 and December 26, 2004 is comprised principally of state franchise taxes.

          Significant components of deferred income tax assets and liabilities as of December 25, 2005 and December 26, 2004 are as follows:

                                         DECEMBER 25, 2005     December 26, 2004
                                         -----------------     -----------------
Deferred  tax  assets:
Depreciation                               $     10              $      -
Net  operating  loss  carryforwards          11,693                11,400
Deferred  revenue                                41                   364
Accrued  expenses  and  other,  net             636                   902
                                         -----------------     -----------------
                                             12,380                12,666

Deferred  tax  liabilities:
Depreciation                                      -                     5
Prepaid  expenses                                14                     -
                                         -----------------     -----------------
Deferred  tax  asset                         12,366                12,661
                                         -----------------     -----------------
Less  valuation  allowance                  (12,366)              (12,661)
                                         -----------------     -----------------
                                                  -                     -
                                         -----------------     -----------------

          In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax assets and liabilities, expected future taxable income and tax planning strategies in making this assessment. Management has considered the Company's history of generating tax losses and its accumulated deficit as significant negative evidence as to the realizability of its deferred tax assets. Accordingly, at December 25, 2005 and December 26, 2004, the Company has established a valuation allowance against its deferred tax assets.

          At December 25, 2005 the Company has net operating loss carryforwards for federal income tax purposes of $30,278, which are available to offset future federal taxable income, if any. Such net operating losses expire from 2021 through 2024. Section 382 of the Internal Revenue Code could limit the availability of the net operating loss carry forward if there has been a change in ownership. The Company has not evaluated the applicability of this provision.

8. STOCKHOLDERS' EQUITY In March 2004, the Company's Certificate of Incorporation was amended to authorize and issue 4,000 shares of Preferred Stock to certain members of the Company's management. Additionally this amendment provides for quarterly Mandatory Redemptions of Preferred Stock under certain circumstances based upon a calculation of an adjusted EBITDA. The potential Mandatory Redemption amount is calculated quarterly commencing with the period ended March 31, 2004. To date there have been no required quarterly Mandatory Redemptions and no such redemptions are expected during the year ended December 31, 2006.

          (a)  Preferred  Stock

          The preferred shareholders are entitled to preference in the amount of $1,000 per share in the event of liquidation of the Company, plus accreted and unpaid dividends. The preferred shareholders have no voting rights. Dividends on the Preferred Stock accrue at a stated rate of 12.5% per annum compounded on a daily basis, whether or not funds are legally available and whether or not declared by the board of directors. The Company records the accretion of these dividends as an increase in the liquidation value and a decrease to additional paid in capital or retained earnings where appropriate, and has accumulated accreted preferred dividends of $15,482 and $11,066 as of December 25, 2005 and December 26, 2004, respectively.

          The Company presents its preferred stock at liquidation value on the consolidated balance sheet. The Company may at any time redeem all or any portion of the Preferred Stock then outstanding with the approval of the board of directors. The Preferred Stock is contingently redeemable by the holders based upon the performance of the Company, accordingly, such Preferred Stock is classified within stockholders' equity.

          During fiscal 2004, the Company redeemed 1,800 shares of Preferred Stock for $1,800.

          (b)  Common  Stock  and  Warrants

          In  connection  with  an  exchange agreement, the  Company  issued
1 million shares of Common Stock. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by the stockholders.

          On May 7, 2001, in connection with the acquisition of the Company's predecessor, the Company issued a stock purchase warrant to purchase, in the aggregate, 50,000 shares of the Company's common stock at an exercise price of $50.00 per share, subject to adjustment as defined in the warrant agreement. The warrants have a termination date of May 7, 2006. The value of the warrant was insignificant, as calculated using the Black-Scholes option-pricing model.

9. PENSION PLAN The Company sponsors a 401(k) defined contribution plan (the Plan) available to all employees who have attained the age of 21 and have completed six months of service with the Company. Under the Plan, participants may elect to defer up to 20% of their annual compensation as contributions to the Plan. Forfeitures are used to reduce the Company's contributions. The Plan provides for discretionary contributions, and the Company's match under the Plan for fiscal 2005 and 2004 was fully covered by employee forfeitures.

10. COMMITMENTS In March 2004, the Company re-negotiated the capital lease of its corporate headquarters located in Farmingdale, New York, converting it to an operating lease and reducing its office space. The Company was charged a break fee of $590, with $90 paid in 2004 and the balance payable in sixty equal installments of approximately $8 commencing July 2004. As of December 25, 2005, the Company has accrued $350 in accrued restructuring charges relating to this break fee. As a result of this renegotiation, the Company wrote down all related assets and capital lease obligations, which resulted in a gain of approximately $130 in 2004.

          Future minimum operating lease payments, adjusted for the lease amendment as of December 25, 2005 are as follows:

      2006  $  118
      2007     121
      2008     125
      2009     128
      2010     132
Thereafter     432
            ------
            $1,056
            ------

          Rent expense charged to operations was $120 and $117 for the years then ended December 25, 2005 and December 26, 2004 respectively.

          For the year ended December 25, 2005, the Company has an employment agreement with the Chairman and Chief Executive Officer dated September 1, 1998. The agreement automatically renews for one-year periods unless terminated with 30 days notice. The agreement provides for base compensation of $350 per year, a car allowance of $9 per year and payment of his medical, dental and life insurance that the Company may have in effect from time to time, as well as payments upon termination.

11. RESTATEMENT The Company has restated its financial statements for 2004 as a result of a grant of 4,000 Preferred Shares which were not previously recorded. Accordingly, the Company increased the value of the preferred shares by the liquidation value of $4,000 plus accreted dividends of $277. Additionally, the Company has restated its financial statements for 2004 by adjusting for the redemption of $1,800 of preferred stock of which $300 was treated as compensation expense to reflect redemption of those shares issued to management. Accordingly, Net Income decreased by $300 in 2004.

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                       CONSOLIDATED FINANCIAL STATEMENTS
                QUARTERS ENDED MARCH 26, 2006 AND MARCH 27, 2005

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES

                                    CONTENTS
                                   (unaudited)

                Consolidated balance sheets                                    3
                Consolidated statements of operations                          4
                Consolidated statements of cash flows                          5
                Summary of significant accounting policies                   6-9
                Notes to consolidated financial statements                 10-14

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                   (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)
                                                        MARCH 26,       DECEMBER
                                                          2006         25,  2005
                                                       (unaudited)
                                                     --------------  --------------
ASSETS
------
CURRENT:
Cash                                                 $       1,000   $       1,306
Due  from  financial  institution                              149             101
Inventories                                                     76              21
Prepaid  expenses  and  other  assets,  net                    161             190
                                                     --------------  --------------
  TOTAL  CURRENT  ASSETS                                     1,386           1,618
PROPERTY,  PLANT  AND  EQUIPMENT,  NET                         324             354
OTHER  ASSETS,  NET                                             48              54
                                                     --------------  --------------
  TOTAL  ASSETS                                      $       1,758   $       2,026
                                                     --------------  --------------

LIABILITIES  AND  STOCKHOLDERS'  DEFICIT

CURRENT  LIABILITIES:
Accounts  payable                                    $         476   $         466
Accrued  expenses                                            1,379           1,384
Deferred  revenue                                              303             319
Income  and  other  taxes  payable                             274             272
Other  liabilities                                               5               5
                                                     --------------  --------------
  TOTAL  CURRENT  LIABILITIES                                2,437           2,446
LONG-TERM  LIABILITIES:
Accrued  expenses,  long-term  portion                         225             250
Other  liabilities                                               2               3
                                                     --------------  --------------
  TOTAL  LIABILITIES                                         2,664           2,699
                                                     --------------  --------------

COMMITMENTS

STOCKHOLDERS'  DEFICIT
Preferred  stock,  $0.01  par  value  per  share
authorized  24,000, issued and
outstanding  22,200  shares;
at  liquidation  value                                      38,875          37,682
Common  stock,  $0.01  par  value  per
share  authorized  1,200,000  issued and
outstanding,  913,690  shares                                    9               9
Additional  paid  in  capital                                    -               -
Accumulated  deficit                                       (39,790)        (38,364)
                                                     --------------  --------------
TOTAL  STOCKHOLDERS'  DEFICIT                                 (906)           (673)
                                                     --------------  --------------
TOTAL  LIABILITIES  AND  STOCKHOLDERS'  DEFICIT      $       1,758   $       2,026
                                                     --------------  --------------

See accompanying summary of significant accounting policies and notes to consolidated financial statements.

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                    (UNAUDITED)
                                                        MARCH 26,        MARCH
Quarters Ended                                            2006         27,  2005
                                                     --------------  --------------
REVENUES                                             $       2,828   $       4,001
COST  OF  GOODS  SOLD                                        1,440           1,823
                                                     --------------  --------------
  GROSS  PROFIT                                              1,388           2,178
                                                     --------------  --------------

OPERATING  EXPENSES:

Selling,  general  and  administrative                       1,582           1,988
Restructuring  and  other  one  time recoveries, net             0              (5)
Depreciation  and  amortization                                 37              22
                                                     --------------  --------------
  TOTAL  OPERATING  EXPENSES                                 1,619           2,005
  OPERATING  (LOSS)  INCOME                                   (231)            173
                                                     --------------  --------------
Interest  expense                                                0               1
                                                     --------------  --------------
(LOSS)  INCOME  BEFORE  PROVISION  FOR INCOME  TAXES          (231)            172
PROVISION  FOR  INCOME  TAXES                                    1               1
                                                     --------------  --------------
NET  (LOSS)  INCOME                                  $        (232)  $         171
                                                     --------------  --------------
NET  LOSS  AVAILABLE  TO  COMMON  STOCKHOLDERS              (1,425)           (883)
                                                     --------------  --------------
NET  LOSS  PER  SHARE  (BASIC  &  DILUTED)           $       (1.56)  $       (0.97)
                                                     --------------  --------------
COMMON  SHARES  USED  IN  COMPUTING NET LOSS
PER SHARE AMOUNTS (BASIC & DILUTED)                        913,690         913,690
                                                     --------------  --------------

    See accompanying summary of significant accounting policies and notes to consolidated financial statements.

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)
                                  (unaudited)
                                                        MARCH 26,        MARCH
Quarters Ended                                            2006         27,  2005
                                                     --------------  --------------

CASH  FLOWS  FROM  OPERATING  ACTIVITIES:

Net  (loss)  income                                  $        (232)  $         171
Adjustments  to reconcile net income to net
cash (used in) provided by operating activities:
Depreciation  and  amortization                                 37              22
Change  in  operating  assets  and  liabilities:
Accounts  receivable                                           (48)            (98)
Inventories                                                    (55)              1
Prepaid  expenses  and  other  assets                           27             153
Accounts  payable                                               10              32
Accrued  expenses                                              (30)           (276)
Deferred  revenue                                              (16)           (201)
Income  and  other  taxes  payable                               2               9
                                                     --------------  --------------
  NET  CASH  USED  IN  OPERATING  ACTIVITIES                  (305)           (187)
                                                     --------------  --------------

CASH  FLOWS  USED  IN  INVESTING  ACTIVITIES:

Purchase  of  property,  plant  and  equipment                   0             (15)
Purchase  of  other  long  term  asset                           0             (43)
                                                     --------------  --------------
  NET  CASH  USED  IN  INVESTING  ACTIVITIES                     0             (58)
                                                     --------------  --------------

CASH  FLOWS  USED  IN  FINANCING  ACTIVITY:

Principal  repayment  of  capital  lease  obligations           (1)             (1)
                                                     --------------  --------------
  NET  CASH  USED  IN  FINANCING  ACTIVITY                      (1)             (1)
                                                     --------------  --------------
  NET  DECREASE  IN  CASH                                     (306)           (246)
CASH,  BEGINNING  OF  YEAR                                   1,306           2,116
                                                     --------------  --------------
CASH,  END  OF  YEAR                                 $       1,000   $       1,870
                                                     --------------  --------------

SUPPLEMENTAL  DISCLOSURES  OF  CASH  FLOW  INFORMATION:

Cash  paid  during  the  year  for:
Interest                                             $           -   $           -
Income  taxes                                                    -               -
                                                     --------------  --------------

SUPPLEMENTAL  DISCLOSURE  OF  NON-CASH  INVESTING  AND  FINANCING  ACTIVITY:

Accrual  of  preferred  stock  dividends             $       1,193   $       1,054
                                                     --------------  --------------

    See accompanying summary of significant accounting policies and notes to consolidated financial statements.

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES  OF  CONSOLIDATION     The consolidated financial statements include
the accounts of New Colorado Prime Holdings amd its wholly-owned subsidiaries. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP") and SEC rules for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. The consolidated financial statements included herein should be read in conjunction with the consolidated financial statements and the footnotes thereto included herein.

In our opinion, the information presented reflects all adjustments necessary for a fair statement of interim results. All such adjustments are of a normal and recurring nature. The foregoing interim results are not necessarily indicative of the results of operations for the full year ending December 31, 2006.

FISCAL YEAR The Company's fiscal year ends on the last Sunday in December. The Company's first 2006 fiscal quarter consisted of the thirteen week period beginning on December 26, 2005 and ending on March 26, 2006. The Company's first 2005 fiscal quarter consisted of the thirteen week period beginning on December 27, 2004 and ending on March 27, 2005.

REVENUE  RECOGNITION     The Company recognizes revenue from product sales, when
(i) persuasive evidence of an arrangement exists and the sales price is fixed or determinable (evidenced by written sales orders), (ii) delivery of the product has occurred, and (iii) collectibility of the resulting receivable is reasonably assured. Shipping and handling expenses of $386 and $594 are included in selling, general and administrative expenses for the fiscal quarters ended March 26, 2006 and March 27, 2005, respectively. Although the Company accepts product returns, historical returns have been insignificant.

     The Company has sold separately-priced warranty arrangements covering certain durable goods. In accordance with FASB Technical Bulletin No. 90-1, Accounting for Separately Priced Extended Warranty and Product Maintenance Contracts, revenue on these warranty arrangements is recognized on a straight-line basis over the warranty service period, which is typically thirty-six months. Costs associated with these warranty arrangements are recognized as they are incurred. As of April 2003, the Company no longer offers these warranty arrangements.

     Deferred revenue consists principally of the unearned portion of the above described separately priced warranties as well as advance billings for customer food orders.

DUE  FROM  FINANCIAL  INSTITUTION     The  Company  submits  substantially  all
accounts receivable to a third party financial institution for collection, without recourse. Payment is generally received from this financial institution within three business days. The financial institution holds in escrow approximately 3% of the net receivables that have been submitted by the Company and not collected. This escrow is evaluated by the financial institution on a quarterly basis.

PROPERTY, PLANT AND EQUIPMENT Property, plant, and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets or, in the case of leasehold improvements, the lesser of the life of the related leases or the life of the improvement.

     Costs of internal use software are accounted for in accordance with Statement of Position 98-1 ("SOP 98-1"), "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" and Emerging Issue Task Force No. 00-02 ("EITF 00-02"). "Accounting for Website Development Costs." SOP 98-1 and EITF 00-02 require that the Company expense computer software and website development costs as they are incurred during the preliminary project stage. Once the capitalization criteria of SOP 98-1 and EITF 00-02 have been met, external direct costs of materials and services consumed in developing or obtaining internal-use software, including website development, are capitalized. Capitalized costs are amortized using the straight-line method over the software's estimated useful life, estimated at three years. Capitalized internal use software and website development costs are included in property, plant and equipment, net, in the accompanying balance sheets.

Estimated useful lives are as follows:

Machines  and  office  equipment          5  to  8  years
Capitalized  software  and  development          3  years

LONG-LIVED  ASSETS     The  Company  determines  the  recoverability  of  its
long-lived assets in accordance with Statement of Financial Accounting Standards
(SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Long-lived assets, such as property, plant and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount of an asset group exceeds its estimated future cash flows, an impairment charge is recognized for the amount by which the carrying amount of the asset group exceeds the fair value of the asset group. Management believes there is no impairment of any long-lived assets as of March 26, 2006.

INCOME TAXES The Company accounts for its income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. Under SFAS No. 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

USE OF ESTIMATES The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION RISK The Company purchased 100% of their food products from one vendor during the three months ended March 26, 2006 and March 25, 2005. The Company is not obligated to purchase from this vendor, and, if necessary, there are other vendors from which the Company can purchase food products from.

          RECENTLY  ADOPTED  ACCOUNTING  PRONOUNCEMENTS

          SFAS 123R, Share-Based Payment. SFAS No. 123R addresses all forms of share-based payment awards, including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. It requires companies to recognize in the statement of earnings the grant-date fair value of stock options and other equity-based compensation issued to employees, but expresses no preference for a type of valuation model. The statement eliminates the intrinsic value-based method prescribed by APB Opinion No. 25, and related interpretation, that the Company currently uses. The Company has adopted SFAS No. 123R effective January 1, 2006 using the modified prospective method. Had the Company previously adopted this pronouncement, the effects would have been immaterial. Currently the Company has no stock option plan however expects to adopt one in the future.

               NEW COLORADO PRIME HOLDINGS, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

1. THE COMPANY AND NATURE OF OPERATIONS The Company is a direct marketer of food, groceries, appliances and accessories related to in-home dining and entertainment directly to consumers located throughout the United States.

2. PLAN OF RESTRUCTURING In March 2003, the Company advised its lenders it was in default with certain financial ratios under its credit agreement. The principal lenders advised the Company that maturity of the borrowings outstanding under the credit agreement were accelerated, and that availability of future borrowings under its credit agreement were suspended.

          To generate cash to fund the operations of the Company, and to satisfy the requirement to repay the financial institution, the Company sold its accounts receivables at a significant discount throughout 2003.

          In addition, the Company restructured its operations to enhance short-term liquidity through cost reductions. In April, 2003, the Company closed down its direct to consumer sales and telemarketing operations. This included closing all sales offices outside of its corporate office, all telemarketing centers, and all distribution routes. Approximately 930 employees and 55 lessees were terminated pursuant to the Company's revised operating plans. The Company's present operations consist of fulfilling reorder customers through the use of an outsourced delivery agent. Also, the Company has commenced attracting new customers through multi-channel media which include catalogues, e-commerce, strategic alliances and exhibit marketing as well as existing customer referrals. The Company fully satisfied all outstanding borrowings under its credit facility through the proceeds from the sale of accounts receivable in July and December of 2003 with a new financial institution. Accordingly, under the new business model, the Company no longer participates in the collection of accounts receivable. This is now outsourced to this new financial institution as discussed in the Summary of Significant Accounting Policies.

          In connection with these restructuring activities, the Company recorded net restructuring recoveries in the quarters ended March 26, 2006 and March 25,2005 of $0 and $5 consisting of gains on accounts payable settlements.

          The balance of accrued restructuring charges consisted of the following:

                                            MARCH 26, 2006     December 25, 2005
                                            --------------     -----------------
Accrued future minimum payments
under current lease obligations             $     921          $        921
Break  fee  under  renegotiation
of  lease  (See  Note  10)                        325                   350
                                            --------------     -----------------
                                            $   1,246          $      1,271
                                            --------------     -----------------

          In connection with the restructuring activities noted above, the Company stopped paying various vendors who were providing goods and services to the Company (although the related liabilities are recorded in the accompanying consolidated balance sheet). The Company is currently negotiating with several vendors to pay a reduced amount; when the Company reaches an agreement with the vendor the Company may record forgiveness of debt income.

3.     ACCRUED  EXPENSES     Accrued  expenses  consist  of  the following as of
March  26,  2006  and  December  25,  2005:

                                            MARCH 26, 2006     December 25, 2005
                                            --------------     -----------------
Accrued  restructuring  charges                 $1,246               $1,271
Payroll  and  health  benefits                      93                  101
Professional  fees                                 137                  132
Other                                              128                  130
                                            --------------     -----------------
                                                $1,604               $1,634
                                            --------------     -----------------

          Accrued expenses include the long term portion of the break fee associated with the re-negotiation of their capital lease. At March 26, 2006 and December 25, 2005 the long term portion of the break fee was $225 and $250 respectively.

4.  LOSS  PER  COMMON  SHARE

Net loss per common share amounts (basic EPS) are computed by dividing net loss available to common stockholders by the weighted average number of common stock shares. Dilutive EPS are not presented because including potential shares issued in connection with the outstanding warrants would be anti-dilutive.

Basic  EPS  computations  are  as  follows:

                                                    Three Months Ended                      Three Months Ended
                                                      March 26, 2006                          March 27, 2005
                                           (In thousands, except per share data)  (In thousands, except per share data)
                                           -------------------------------------  --------------------------------------
                                            Net loss       Shares      Per Share  Net income      Shares      Per Share
                                                                                     (loss)
                                           (Numerator)  (Denominator)   Amounts   (Numerator)  (Denominator)   Amounts
                                           -----------  -------------  ---------  -----------  -------------  ----------

Net (loss) income                          $    (232)        913.7      $(.25)     $     171        913.7      $ .18


Preferred stock dividends accrued             (1,193)          -        (1.31)        (1,054)         -        (1.15)

                                           -----------  -------------  ---------  -----------  -------------  ----------

Net loss attributable to
common stock                                $  (1,425)       913.7    $ (1.56)   $    (883)       913.7     $  (0.97)
                                           ===========  =============  =========  ===========  =============  ==========

5. COMMITMENTS In March 2004, the Company re-negotiated the capital lease of its corporate headquarters located in Farmingdale, New York, converting it to an operating lease and reducing its office space. The Company was charged a break fee of $590, with $90 paid in 2004 and the balance payable in sixty equal installments of approximately $8 commencing July 2004. As of March 26, 2006 and December 25, 2005, the Company has accrued $325 and $350 respectfully in accrued restructuring charges relating to this break fee.

     Future minimum operating lease payments, adjusted for the lease amendment as of March 26, 2006 are as follows:

Year  ended
      2006   $  88
      2007     121
      2008     125
      2009     128
      2010     132
Thereafter     432
            ------
            $1,026
            ------

          Rent expense charged to operations was $29 and $30 for the quarters ended March 26, 2006 and March 27, 2005 respectively.

6. SUBSEQUENT EVENT

     On July 14 2006, the Company completed a merger with a shell company and simultaneously issued $2,500,000 of convertible debt and $2,500,000 of warrants. This transaction is being accounted for as a reverse merger and a recapitalization of the Company. The Company has identified embedded derivatives withing the convertible debt agreement, which the Company is in the process of evaluating.

                              Proforma Financials
                              -------------------

On July 14, 2006, Simplagene USA, Inc. (the "Registrant") acquired, through a merger of Merco, a wholly owned subsidiary of the Registrant, with and into New Colorado Prime Holdings ("NCPH"), all of the issued and outstanding capital stock of NCPH. In exchange for all of the capital stock of NCPH, and taking into account NCPH's stock purchase with Craig Laughlin, described more fully in item
2.01 of this Form 8-K filing, the former NCPH shareholders and NCPH's financial advisor have acquired 93.5% of the issued and outstanding shares of common stock of the Registrant. This transaction is being accounted for as a reverse merger and recapitalization of NCPH. As a result of this transaction, Craig Laughlin resigned as the Registrant's CEO and sole Director, and senior management of NCPH were appointed as officers and Directors of NCPH as follows: Paul A. Roman, President and CEO, and Thomas McNeill, Vice President and CFO, were appointed both as Officers and Directors of the Registrant, and Richard Gray was appointed a Director, accordingly, NCPH is deemed to be the acquiring company for accounting purposes. The Registrant issued 25,799,141 shares of its common stock in exchange for all the issued and outstanding shares of NCPH. In addition the Registrant issued 2,250,000 shares to NCPH's financial advisor.

The following unaudited financial information has been developed by application of pro forma adjustments to the historical financial statements of SMPG, defined as the Registrant prior to the merger transaction noted above. The financials of NCPH appear elsewhere in this filing. The unaudited pro forma information gives effect to the Merger. Such transactions have been assumed to have occurred on March 26, 2006 for purposes of the pro forma balance sheet for that date. The NCPH balance sheet information for March 26, 2006 was derived from its unaudited March 26, 2006 condensed consolidated balance sheet included herein. The SMPG balance sheet information was derived from its unaudited February 28, 2006 balance sheet included in its Quarterly Report on Form 10-QSB.

The unaudited pro forma consolidated combined statement of operations for the year ended December 25, 2005 is presented as if the transaction was consummated on the first day of that year and combines the historical results of NCPH, for the year then ended, and the results of SMPG for an annual period ending on November 30, 2005 (this information was derived from its annual Form 10-KSB for the year ended August 31, 2005, plus the quarterly period ended November 30, 2005 derived from its Form 10-QSB, less the quarterly period ended on November 30, 2004 derived from its Form 10-QSB).

The unaudited pro forma consolidated combined statement of operations for the quarterly period ended March 26, 2006 is presented as if the transaction was consummated on December 27, 2004 and combines the historical results of NCPH, for the quarter then ended, and the results of SMPG for a quarterly period ending on February 28, 2006 as derived from its quarterly Form 10-QSB.

The unaudited pro forma adjustments are based upon available information and certain assumptions, as described in the accompanying notes, that we believe are reasonable under the circumstances. The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what the results of operations or financial position of the Registrant would have been had the transactions described above actually occurred on the dates indicated, nor do they purport to project the financial condition of the Registrant for any future period or as of any future date. The unaudited pro forma financial information should be read in conjunction with the information contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our financial statements and notes thereto included elsewhere in this Current Report.

                              Simplagene USA, Inc.
                       Unaudited Pro Forma Balance Sheet
                              As of March 26, 2006
                    (000s, except share and per share data)

CONSOLIDATED BALANCE SHEETS
                                            New Colorado      Simplagene    Merger              Post-Merger
                                            Prime Holdings    USA, Inc.     Adjustments         Pro Forma
                                            ----------------  ------------  -------------       -------------


ASSETS

Cash                                        $         1,000   $        28   $      2,500   (2)  $      2,404
                                                                                    (449)  (3)
                                                                            $       (675)  (5)



Due from financial institution                          149                                              149
Inventories                                              76                                               76
Prepaid expenses and other assets                       161                                              161

    Total current assets                              1,386            28          1,376               2,790
PROPERTY, PLANT AND EQUIPMENT-net                       324                                              324
Other assets                                             48                                               48
Deferred loan costs                                                         $        475   (5)  $        475
TOTAL ASSETS                                $         1,758   $        28   $      1,851        $      3,637
                                            ================  ============  =============       =============


LIABILITIES AND STOCKHOLDERS'  EQUITY

CURRENT LIABILITIES:
Accounts payable                            $           476                                     $        476
Accrued expenses                                      1,379                                            1,379
Deferred revenue                                        303                                              303
Income and other taxes payable                          274                                              274
Other liabilities                                         5                                                5

   Total current liabilities                          2,437             -              -               2,437

Long Term liabilities:                                  225                                              225
Accrued expenses, long-term portion                       2                                                2
Other liabilities
Derivative liability                                                               3,681   (6)         3,681

Convertible Debt                                                                   2,500   (2)
                                                                                  (2,500)  (6)             -
Total Liabilities                                     2,664             -          3,681               6,345
                                            ----------------  ------------  -------------       -------------




STOCKHOLDERS' EQUITY:
Preferred Stock                                      38,875                      (38,875)  (1)             -
Common Stock                                              9             3             18   (1)            30

Additional paid in capital                                -            94         39,465   (1)        39,462
                                                                                     (69)  (4)

                                                                                     (28)  (5)


Accumulated deficit                                 (39,790)          (69)            69   (4)       (42,200)
                                                                                    (449)  (3)
                                                                                    (608)  (1)
                                                                                  (1,181)  (6)
                                                                                    (172)  (5)
   Total stockholders' equity                          (906)           28         (1,830)             (2,708)
                                            ----------------  ------------  -------------       -------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $         1,758   $        28   $      1,851        $      3,637
                                            ================  ============  =============       =============



(1) Represents adjustments for the conversion of the 913,690 outstanding shares of common stock, and 22,200 shares of preferred stock of New Colorado Prime Holdings, and issuances of 2,250,000 shares to investment banker, into 28,050,000 shares of Simplagene USA, Inc. as if all had occurred at the beginning of the period, as well as the adjustment of New Colorado Prime Holdings par value from $.01 to $.001 under Simplagene USA, Inc.

(2) Represents adjustment for the issuance of convertible debt in the amount of $2,500.

(3) Represents adjustment for New Colorado Prime's purchase of 999,300 shares from Simplagene controlling shareholder in the amount of $449.

(4) Represents adjustments to eliminate retained deficit of Simplagene USA, Inc.

(5) Represents adjustments to reflect costs to complete reverse merger ($200) and costs to issue convertible debt ($475)

(6) Represents adjustment for estimated derivative liability related to Convertible debt and warrant issuance.

                              Simplagene USA, Inc.
                  Unaudited Pro Forma Statement of Operations
                      For the Year ended December 25, 2005
                    (000s, except share and per share data)

                                                      New Colorado    Simplagene    Merger              Post-Merger
                                                     Prime Holdings   USA, Inc.     Adjustments         Pro Forma
                                                    ----------------  ------------  -------------       -------------

Revenues                                            $        14,880                 $          -        $     14,880
Cost Of Goods Sold                                  $         6,810   $         -   $          -        $      6,810
                                                    ----------------  ------------  -------------       -------------
       Gross profit                                 $         8,070   $         -   $          -        $      8,070
                                                    ----------------  ------------  -------------       -------------

Operating Expenses:
Selling, general and administrative                           7,174            11              0               7,185
Restructuring and other one time recoveries, net                 (6)            0              0                  (6)
Deprecaition and Amortization                                   136             0                                136
     Total operating expenses                       $         7,304   $        11   $          -        $      7,315
     Total operating income (loss)                  $           766   $       (11)  $          -        $        755

                                                                                              95   (4)
                                                                                           1,181   (5)
                                                                                             500   (5)
Interest expense                                                  1             0            250   (3)         2,027
                                                    ----------------  ------------  -------------       -------------
      Income (loss) before provision for income taxes           765           (11)        (2,026)             (1,272)
Provision for income taxes                                        6             0              0                   6
                                                    ----------------  ------------  -------------       -------------
    Net income (loss)                                           759           (11)        (2,026)             (1,278)
                                                    ----------------  ------------  -------------       -------------
    Net Income (loss) available to common stock     $        (3,657)  $       (11)  $      4,416   (2)  $     (1,278)
                                                    ----------------  ------------  -------------       -------------


Net income (loss) per Common stock:  Basic &
  Fully Diluted                                     $         (4.00)  $     (0.00)                      $      (0.04)


common shares used in computing net income (loss)
   per share amounts:
         Basic and Fully Diluted                            913,690     2,950,000     26,136,310   (1)    30,000,000
                                                    ================  ============  =============       =============


(1) Represents adjustments for the conversion of the 913,690 outstanding shares of common stock and 22,200 shares of Preferred Stock of New Colorado Prime Holdings, and issuances of 2,250,000 shares to investment banker, into 28,050,000 shares of Simplagene USA, Inc. as if all had occurred at the beginning of the period. This amount of 28,050,000 shares, plus the original shares of Simplagene result in approximately 30,000,000 shares outstanding at the closing date.

(2) Represents adjustment for the elimination of 12.5% accruing preferred dividends during the year

(3) Represents interest expense related to the issuance of convertible debt in the amount of $2,500 and assuming it was outstanding for the full year at an interest rate of 10% per annum.

(4) Represents adjustment to amortize loan finance costs of $475 over a five year period (life of convertible debt), effective at the beginning of the year.

(5) Represents debt discount related to the derivative liability. $1,181 represents the amount in which the derivative liability exceeded the convertible note and $500 represents straight line amortization of the $2,500 debt discount.


                              Simplagene USA, Inc.
                  Unaudited Pro Forma Statement of Operations
                      For the Quarter ended March 26, 2006
                    (000s, except share and per share data)


                                                      New Colorado    Simplagene    Merger              Post-Merger
                                                     Prime Holdings   USA, Inc.     Adjustments         Pro Forma
                                                    ----------------  ------------  -------------       -------------

Revenues                                            $         2,828   $         -   $          -        $      2,828
Cost Of Goods Sold                                  $         1,440   $         -   $          -        $      1,440
                                                    ----------------  ------------  -------------       -------------
       Gross profit                                 $         1,388   $         -   $          -        $      1,388
                                                    ----------------  ------------  -------------       -------------
Operating Expenses:
Selling, general and administrative                           1,582            18              0               1,600
Restructuring and other one time recoveries, net                  0             0              0                   0
Deprecaition and Amortization                                    37             0                                 37
                                                    ----------------  ------------  -------------       -------------
     Total operating expenses                       $         1,619   $        18   $          -        $      1,637
                                                    ----------------  ------------  -------------       -------------
     Total operating income                         $          (231)  $       (18)  $          -        $       (249)

                                                                                              24      (4)
                                                                                             125      (5)
Interest expense                                                  0             0             63      (3)        212
                                                    ----------------  ------------  -------------       -------------
      Income before provision for income taxes                 (231)          (18)          (212)               (461)
Provision for income taxes                                        1             0              0                   0
                                                    ----------------  ------------  -------------       -------------
    Net income                                                 (232)          (18)          (212)               (461)
                                                    ----------------  ------------  -------------       -------------
    Net Income available to common stock            $        (1,425)  $       (18)  $      1,193 (2)    $       (461)
                                                    ----------------  ------------  -------------       -------------
Net Loss per Common stock                           $         (1.56)  $     (0.01)                      $      (0.02)
                                                    ----------------  ------------  -------------       -------------
common shares used in computing net loss
   per share amounts (basic & diluted)                      913,690     2,950,000     26,136,310 (1)      30,000,000
                                                    ================  ============  =============       =============

(1) Represents adjustments for the conversion of the 913,690 outstanding shares of common stock and 22,200 shares of Preferred Stock of New Colorado Prime Holdings, and issuances of 2,250,000 shares to investment banker, into 28,050,000 shares of Simplagene USA, Inc., that occurred on July 14, 2006, as if all had occurred at the beginning of the period. This amount of 28,050,000 shares, plus the original shares of Simplagene result in approximately 30,000,000 shares outstanding at the closing date.

(2) Represents adjustment for the elimination of 12.5% accruing preferred dividends during the quarter

(3) Represents interest expense related to the issuance of convertible debt in the amount of $2,500 and assuming it was outstanding for the entire quarter at an interest rate of 10% per annum.

(4) Represents adjustment to amortize loan finance costs of $475 over a five year period (life of convertible debt) effective at the beginning of the quarter.

(5)  Represents  debt  discount  related  to  the  derivative  liability.  $125 represents  straight  line  amortization  of  the  $2,500  debt  discount.
